                                                                    Exhibit 99.1

                                                               EXECUTION VERSION

                          AGREEMENT AND PLAN OF MERGER

                                       BY

                                       AND

                                      AMONG

                            STEEL PARTNERS II, L.P.,

                              BZ ACQUISITION CORP.

                                       AND

                               BAIRNCO CORPORATION

                          DATED AS OF FEBRUARY 23, 2007

                                TABLE OF CONTENTS

                                       i

                                       ii

                          AGREEMENT AND PLAN OF MERGER

      This Agreement and Plan of Merger (this  "AGREEMENT")  is made and entered into as of February 23, 2007,  by and among Steel  Partners II, L.P., a Delaware limited partnership ("PURCHASER"),  BZ Acquisition Corp., a Delaware corporation
and   wholly-owned   subsidiary  of  Purchaser   ("MERGER  SUB"),   and  Bairnco
Corporation, a Delaware corporation (the "COMPANY").

                                   WITNESSETH:

      A. The respective Boards of Directors or other governing body or entity of
Merger Sub,  Purchaser and the Company deem it advisable that Purchaser  acquire the Company  upon the terms and subject to the  conditions  provided for in this
Agreement.

      B. Merger Sub has  outstanding a cash tender offer (the "EXISTING  OFFER", and,  as  amended  from  time to time in  accordance  with this  Agreement,  the
"OFFER") to purchase and acquire all shares of the issued and outstanding common stock,  par value  $0.01 per share  (the  "COMMON  STOCK"),  and the  associated preferred stock purchase rights (the "RIGHTS",  and, together with the shares of
Common Stock,  the  "SHARES"),  of the Company,  on the terms and subject to the conditions  set forth in the Offer to  Purchase,  dated June 22, 2006  (together with all amendments and supplements thereto, the "OFFER TO PURCHASE").

      C. The Board of  Directors of the Company  (the  "BOARD") has  unanimously approved the  Agreement,  the Offer and the Merger (as defined  below),  and the
Board has determined that such approval is sufficient to render  inapplicable to this Agreement, the Offer, the Merger and the other transactions contemplated by this  Agreement  the  restriction  against the parties  hereto,  or any of their affiliates,  engaging in any business combination as set forth in Section 203 of the Delaware  General  Corporation  Law ("DGCL")  and has  determined  that this
Agreement,  the Offer and the  Merger  and the other  transactions  contemplated hereby and thereby are  advisable to the Company and its  stockholders,  and has resolved to  recommend  that  holders of Shares  accept the Offer,  tender their
Shares to Merger Sub pursuant to the Offer and adopt this Agreement.

      D. The Board of  Directors  or other  governing  body or entity of each of
Purchaser (on its own behalf and as the sole stockholder of Merger Sub),  Merger
Sub and the Company have each approved  this  Agreement and the merger of Merger
Sub with and into the Company (the "MERGER"), with the Company continuing as the surviving  corporation  in the Merger in  accordance  with the DGCL and, in each such case, upon the terms and conditions set forth in this Agreement.

      E. The Board has declared a quarterly cash dividend of $.10 per Share (the
"DIVIDEND")  which will be payable to the  stockholders of the Company of record on the close of business on March 5, 2007 (the "DIVIDEND RECORD DATE"),  and has
approved the payment of one-time  bonuses to each officer,  director or employee of the Company who owns any unexercised options to purchase stock of the Company as of the close of business on the  Dividend  Record  Date,  whether or not such options are currently  exercisable or vested,  to account for the Dividend which would not otherwise be payable to such optionholders.

      F. Concurrently with the execution and delivery of this Agreement and as a
condition  and  inducement  to  Purchaser's   willingness  to  enter  into  this
Agreement, Purchaser and certain executive officers and directors of the Company
(the  "STOCKHOLDERS")  are entering  into a Tender and Support  Agreement in the form attached hereto as EXHIBIT A (the "TENDER AND SUPPORT AGREEMENT")  pursuant to which such  Stockholders  are agreeing to take certain actions to support the transactions contemplated by this Agreement.

      NOW,  THEREFORE,  in  consideration  of the  representations,  warranties, covenants and agreements contained in this Agreement and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                               TERMS OF THE MERGER

1.1.  THE OFFER.

      (a) Promptly  following  the  execution  and  delivery of this  Agreement,
Purchaser  shall  amend,  and  Purchaser  shall cause  Merger Sub to amend,  the
Existing  Offer to increase the purchase price for the Offer to $13.50 per Share
(such  amount or any greater  amount per Share paid  pursuant to the Offer being hereinafter  referred  to as the  "OFFER  PRICE"),  subject  to  any  applicable withholding for Taxes (as such term is defined in Section  2.14(d)),  net to the seller in cash.  For the  avoidance  of doubt,  the  parties  hereto  agree that restricted  stock of the  Company  ("RESTRICTED  STOCK")  may be tendered in the
Offer and be acquired by Merger Sub pursuant to the Offer.

      (b)  Provided  that  this  Agreement  shall not have  been  terminated  in accordance with Section 7.1,  Purchaser  shall amend,  and Purchaser shall cause
Merger Sub to amend, the Offer to Purchase as soon as practicable after the date hereof,  but in no event later than five (5)  business  days (as defined in Rule
14d-1(g)(3)  of the Securities  Exchange Act of 1934, as amended  (together with the rules and regulations promulgated thereunder,  the "EXCHANGE ACT")) from the date of this Agreement,  to reflect the terms set forth in this  Agreement,  the
Minimum Condition and the other conditions set forth in Annex A hereto and other related  terms and Purchaser and Merger Sub shall cause the Offer to remain open for a period through March 16, 2007 (the  "EXPIRATION  DATE"),  unless  extended pursuant to the terms of this Agreement.  The obligation of Merger Sub to accept for payment and to pay for any Shares validly  tendered and not withdrawn  prior to the  expiration  of the Offer (as it may be extended in  accordance  with the requirements of this Section  1.1(b)) shall be subject only to the  satisfaction
(or, in the case of clause (ii) below,  the  satisfaction or waiver by Purchaser or Merger Sub) of the following conditions: (i) there being validly tendered and not  withdrawn  prior to the  expiration  of the Offer that  number of shares of
Common  Stock  which,  together  with any  shares of Common  Stock then owned by
Purchaser,  Merger Sub or any affiliates thereof, represents at least a majority of the total number of shares of Common  Stock  outstanding  on a  fully-diluted basis (the  "MINIMUM  CONDITION");  and (ii) the other  conditions  set forth in
Annex A hereto.  Subject to the prior  satisfaction of the Minimum Condition and the satisfaction or waiver by Purchaser or Merger Sub of the other conditions of the Offer set forth in Annex A hereto,  Merger Sub shall consummate the Offer in accordance with its terms and accept for payment and pay for all Shares tendered and not  withdrawn  promptly  following  the  acceptance  of Shares for  payment pursuant  to the  Offer.  The  Offer  shall  be made by  means  of the  Offer to

Purchase. Merger Sub expressly reserves the right to waive any of the conditions set forth in Annex A (other than the Minimum  Condition),  to increase the Offer
Price  and to make  any  other  changes  in the  terms of the  Offer;  PROVIDED,
HOWEVER, that Merger Sub shall not, and Purchaser shall cause Merger Sub not to, decrease the Offer Price, change the form of consideration payable in the Offer, decrease the number of Shares sought in the Offer, impose additional  conditions to the Offer,  extend the Offer beyond the Expiration Date,  purchase any Shares pursuant  to the Offer  that when  added to Shares  owned by  Purchaser  and its affiliates  would  represent less than the Minimum  Condition or amend any other term or  condition  of the Offer in any  manner  adverse  to the  holders of the
Shares,  in each case  without the prior  written  consent of the Company  (such consent to be authorized by the Board or a duly authorized  committee  thereof).
Notwithstanding  the  foregoing,  Merger  Sub may,  without  the  consent of the
Company,  prior to the termination of this  Agreement,  (i) if, at any scheduled expiration  of the Offer any of the  conditions  to Merger Sub's  obligation  to accept Shares for payment (including, without limitation, the Minimum Condition)
shall not be  satisfied or waived,  extend the Offer beyond the then  applicable expiration  date thereof for a time period  reasonably  necessary to permit such condition to be  satisfied in  increments  of not more than five  business  days each, but in no event shall such  extensions  exceed an aggregate of 20 business days, or (ii) extend the Offer for any period  required by any rule,  regulation or  interpretation  of the United  States  Securities  and  Exchange  Commission
("SEC"),  or the staff  thereof,  applicable  to the Offer,  or (iii) if, at any scheduled  expiration  of the Offer,  the number of shares of Common  Stock that shall  have been  validly  tendered  and not  withdrawn  pursuant  to the Offer, together with any shares of Common Stock then owned by Purchaser,  Merger Sub or any affiliates thereof, satisfies the Minimum Condition but represents less than
90% of the  shares of Common  Stock  outstanding,  extend the Offer (one or more times) for an aggregate  additional period of not more than twenty (20) business days.  Merger  Sub may also,  without  the  consent of the  Company,  in lieu of extending the Offer pursuant to clause (iii) above,  make available a subsequent offering  period in  accordance  with Rule 14d-11  under the Exchange Act of not less than ten business days nor more than 20 business days.

      (c) As  promptly  as  practicable  following  the date of this  Agreement,
Purchaser and Merger Sub shall file with the SEC an amendment to their  existing
Tender  Offer  Statement  on  Schedule  TO  (together  with all  amendments  and supplements  thereto, the "SCHEDULE TO") with respect to the Offer. The Schedule
TO shall contain or  incorporate by reference the Offer to Purchase and forms of the  related  letter of  transmittal  and all other  ancillary  Offer  documents
(collectively,  together with all amendments and supplements thereto, the "OFFER
DOCUMENTS").  Purchaser  and Merger Sub shall  cause the Offer  Documents  to be disseminated  to the  holders  of the Shares as and to the  extent  required  by applicable federal  securities laws.  Purchaser and Merger Sub, on the one hand, and the  Company,  on the other hand,  will  promptly  correct  any  information provided by it for use in the Offer Documents if and to the extent that it shall have become false or  misleading  in any material  respect,  and Merger Sub will cause the Offer  Documents  as so  corrected  to be filed with the SEC and to be disseminated  to  holders  of the  Shares,  in each  case  as and to the  extent required by  applicable  federal  securities  laws.  The Company and its counsel shall be given a reasonable opportunity to review and comment upon the amendment to the Schedule TO and the Offer to Purchase before they are filed with the SEC.
In  addition,  Purchaser  and Merger Sub agree to provide  the  Company  and its counsel with any comments, whether written or oral, that Purchaser or Merger Sub or their  counsel may  receive  from time to time from the SEC or its staff with respect to the Offer  Documents  promptly after the receipt of such comments and to consult  with the  Company and its counsel  prior to  responding  to any such comments.

      (d) As promptly as practicable after the date of this Agreement, Purchaser and Merger Sub shall terminate their  solicitation of written  consents from the
Company's  stockholders  in connection  with the Existing  Offer and amend their
Consent  Statement  filed  with  the  SEC on  January  12,  2007  (the  "CONSENT
STATEMENT") to provide for such  termination,  and in no event shall  Purchaser,
Merger Sub or any of their  affiliates take any action to replace the members of the Board, by stockholder meeting, consent solicitation or otherwise, other than pursuant  to the  terms  of this  Agreement;  provided,  however,  that  nothing contained in this Agreement shall prevent Purchaser,  Merger Sub or any of their affiliates  from  taking any such  action to replace the members of the Board at any time  following  the earlier of the  termination  of this  Agreement and the
First  Acceptance Time (as defined in Section 7.1 below).  The Company agrees to take all  required  action to postpone its 2007 annual  meeting of  stockholders until no earlier than May 10, 2007.

1.2.  COMPANY ACTIONS.

      (a)  The  Company  hereby  approves  of  and  consents  to the  Offer  and represents  and warrants that the Board,  at a meeting duly called and held, has
(i)  determined  that the terms of the Offer and the Merger are advisable to the stockholders of the Company,  (ii) approved this Agreement and the  transactions contemplated  hereby,  including the Offer and the Merger,  and (iii) subject to
Section 4.8,  resolved to recommend that the  stockholders of the Company accept the  Offer,  tender  their  Shares  to Merger  Sub  thereunder  and  adopt  this
Agreement.  The Company hereby  consents to the inclusion in the Offer Documents of the  recommendation  of the  Board  described  in the  immediately  preceding sentence, and the Company shall not permit the recommendation of the Board to be modified  in any  manner  adverse  to  Purchaser,  Merger  Sub  or any of  their respective  affiliates or to be withdrawn by the Board,  except as  specifically provided in Section 4.8 hereof.

      (b) As promptly as  practicable  following  the filing of the amendment to the Schedule TO pursuant to Section 1.1(c), the Company shall file with the SEC, an amendment  to its  Solicitation/Recommendation  Statement  on Schedule  14D-9
(together with all amendments and  supplements  thereto,  the "SCHEDULE  14D-9")
with respect to the Offer, which shall contain the recommendation referred to in clause  (iii) of Section  1.2(a)  hereof,  subject to Section  4.8.  The Company further  agrees  to take all  steps  necessary  to cause  the  amendment  to the
Schedule 14D-9 to be  disseminated to holders of the Shares as and to the extent required by applicable  federal  securities laws. The Company,  on the one hand, and each of Purchaser and Merger Sub, on the other hand,  will promptly  correct any  information  provided  by it for use in the  Schedule  14D-9  if and to the
extent that it shall have become false or  misleading  in any material  respect, and the Company will cause the  Schedule  14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of the Shares,  in each case as and to the extent required by applicable  federal  securities  laws.  Purchaser and its counsel shall be given a reasonable  opportunity  to review and comment upon the amendment  to the  Schedule  14D-9 before it is filed with the SEC. In addition, the Company agrees to provide  Purchaser,  Merger Sub and their counsel with any comments,  whether  written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff with respect to the  Schedule  14D-9 promptly  after the  receipt of such  comments  and to consult  with  Purchaser,
Merger Sub and their counsel prior to responding to any such comments.

      (c) The Company  shall  promptly  furnish  Merger Sub with mailing  labels containing  the names and  addresses  of all  record  holders of Shares and with security  position listings of Shares held in stock  depositories,  each as of a recent date,  together  with all other  available  listings  and computer  files containing names, addresses and security position listings of record holders and non-objecting  beneficial owners of Shares. The Company shall furnish Merger Sub
with  such  additional  information,   including,  without  limitation,  updated
listings and computer  files of holders of Shares,  mailing  labels and security position listings,  and such other assistance as Purchaser,  Merger Sub or their agents  may  reasonably  require  in  communicating  the Offer to the record and beneficial holders of Shares.

1.3.  DIRECTORS OF THE COMPANY.

      (a) Immediately  upon the purchase of and payment for Shares by Merger Sub or any of its affiliates  pursuant to the Offer  following  satisfaction  of the
Minimum  Condition,  Purchaser  shall be  entitled to  designate  such number of directors,  rounded up to the next whole number, on the Board as is equal to the product  obtained by multiplying  the total number of directors on such Board by the percentage  that the number of Shares so purchased and paid for bears to the total number of Shares then outstanding, but in no event less than a majority of the number of  directors.  In  furtherance  thereof,  the  Company and its Board shall,  after the purchase of and payment for Shares by Merger Sub or any of its affiliates  pursuant  to the  Offer,  upon  request of Merger  Sub,  immediately increase the size of its Board of  Directors,  secure the  resignations  of such number of directors or remove such number of directors,  or any  combination  of the foregoing,  as is necessary to enable Purchaser's designees to be so elected to the Company's  Board and shall cause  Purchaser's  designees to be so elected and  shall  comply  with  Section  14(f)  of the  Exchange  Act and  Rule  14f-1 promulgated  thereunder  in connection  therewith.  In the event that Merger Sub requests the resignation of directors of the Company pursuant to the immediately preceding  sentence,  the Company  shall cause such  directors of the Company to resign as may be designated by Merger Sub in a writing delivered to the Company.
Immediately  upon the first  purchase of and payment for Shares by Merger Sub or any of its affiliates  pursuant to the Offer, the Company shall, if requested by
Purchaser,  also cause directors  designated by Purchaser to constitute at least the same  percentage  (rounded up to the next whole number) of each committee of the Board as is on the  Board.  Notwithstanding  the  foregoing,  if Shares  are purchased pursuant to the Offer, the Company shall use its reasonable efforts to assure that there shall be until the Effective Time (as hereinafter  defined) at least two of the members of the Board who are  directors  on the date hereof and are not employees of the Company (each a "CONTINUING Director").  In addition to
any  indemnification   rights  pursuant  to  this  Agreement  or  the  Company's
Certificate of Incorporation,  as amended (the "CERTIFICATE OF  INCORPORATION"), and Amended and Restated  Bylaws (the "Bylaws"),  the Continuing  Directors as a
group shall be entitled to retain  independent  legal counsel at Company expense if and to the extent that issues are  presented  to them that involve a conflict of interest for Company  counsel.  The Company and its Board shall promptly take all  actions as may be  necessary  to comply with their  obligations  under this
Section  1.3(a).  If at any time prior to the  Effective  Time there shall be in office only one Continuing  Director for any reason, the Board shall be entitled to  appoint a person who is not an officer  or  employee  of the  Company or any subsidiary  designated by the remaining Continuing Director to fill such vacancy

(and such person shall be deemed to be a Continuing Director for all purposes of this  Agreement),  and if at any time prior to the Effective  Time no Continuing
Directors then remain,  the other  directors of the Company then in office shall use their reasonable efforts to designate two persons to fill such vacancies who are not officers or employees or  affiliates of the Company,  its  subsidiaries,
Purchaser or Merger Sub or any of their respective  affiliates (and such persons shall be deemed to be Continuing Directors for all purposes of this Agreement).

      (b) The  Company  shall  promptly  take all actions  required  pursuant to
Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder in order
to  fulfill  its  obligations   under  Section  1.3(a),   including  mailing  to
stockholders  together with the amendment to the Schedule 14D-9 the  information required  by such  Section  14(f)  and Rule  14f-1  as is  necessary  to  enable
Purchaser's designees to be elected to the Board.  Purchaser and Merger Sub will supply the Company and be solely responsible for any information with respect to them and their  nominees,  officers,  directors and affiliates  required by such
Section 14(f) and Rule 14f-1.

      (c) Following the election of Purchaser's  designees to the Board pursuant to this  Section  1.3 and prior to the  Effective  Time,  (i) any  amendment  or termination  of this  Agreement by the Company,  (ii) any extension or waiver by the Company of the time for the  performance of any of the  obligations or other acts of Purchaser or Merger Sub under this Agreement, or (iii) any waiver of any of the  Company's  rights  hereunder  or any other  action that could  adversely effect  in  any  material  respect  the  rights  of the  Company's  stockholders hereunder shall, in any such case,  require the concurrence of a majority of the directors of the Company then in office who neither were designated by Purchaser nor are employees of the Company (the "INDEPENDENT DIRECTOR APPROVAL").

1.4.  THE MERGER.

      Upon the terms and subject to the conditions of this Agreement, the Merger shall be consummated in accordance  with the DGCL. At the Effective  Time,  upon the terms and subject to the conditions of this  Agreement,  Merger Sub shall be merged with and into the Company in  accordance  with the DGCL and the  separate existence of Merger Sub shall thereupon cease and the Company,  as the surviving corporation  in the Merger (the  "SURVIVING  CORPORATION"),  shall  continue its corporate  existence  under the laws of the State of Delaware as a  wholly-owned subsidiary of the direct parent of Merger Sub immediately prior to the Effective
Time. It is intended that the Merger shall  constitute a taxable purchase of the
Shares for federal, state and local tax purposes.

1.5.  THE CLOSING; EFFECTIVE TIME.

      (a) Unless  this  Agreement  shall have been  terminated  previously,  the closing of the Merger (the "CLOSING")  shall take place at the offices of Olshan
Grundman Frome Rosenzweig & Wolosky LLP, Park Avenue Tower, 65 East 55th Street,
New York, New York 10022,  at 10:00 a.m. local time on a date to be specified by the parties  which shall be no later than the third  business day after the date that all of the closing  conditions  set forth in Article VI have been satisfied or waived (if waivable),  unless  another time,  date or place is agreed upon in writing by the parties hereto.

      (b) Subject to the provisions of this  Agreement,  on the Closing Date the parties  shall  file  with the  Secretary  of State of the State of  Delaware  a certificate of merger in accordance with the DGCL (the  "CERTIFICATE OF Merger")
executed in accordance  with the relevant  provisions of the DGCL and shall make all other filings or recordings  required  under the DGCL in order to effect the
Merger.  The Merger shall become effective upon the filing of the Certificate of
Merger or at such other time as is agreed by the parties hereto and specified in the  Certificate of Merger.  The time when the Merger shall become  effective is herein  referred to as the "EFFECTIVE  TIME" and the date on which the Effective
Time occurs is herein referred to as the "CLOSING DATE."

1.6.  CONVERSION OF SECURITIES.

      At the  Effective  Time, by virtue of the Merger and without any action on the part of the holders of any securities of Merger Sub or the Company:

      (a) Each Share that is owned by Merger Sub or the direct  parent of Merger
Sub, or that is owned by the Company as treasury stock,  shall  automatically be cancelled and retired and shall cease to exist,  and no  consideration  shall be delivered in exchange therefor.

      (b) Each issued and  outstanding  Share (other than Shares to be cancelled in accordance  with Section 1.6(a) hereof and  Dissenting  Shares (as defined in
Section 1.9 below)) shall  automatically  be converted into the right to receive the Offer Price in cash (the "MERGER CONSIDERATION"), payable, without interest, to the holder of such Share upon  surrender,  in the manner  provided in Section
1.7 hereof,  of the  certificate  that formerly  evidenced such Share.  All such
Shares,   when  so  converted,   shall  no  longer  be  outstanding   and  shall
automatically be cancelled and retired and shall cease to exist, and each holder of a  certificate  representing  any such Shares  shall cease to have any rights with  respect  thereto,  except  the right to receive  the Merger  Consideration therefor upon the surrender of such  certificate in accordance  with Section 1.7 hereof.

      (c) Each issued and outstanding  share of common stock of Merger Sub shall be converted  into one validly  issued,  fully paid and  nonassessable  share of common stock of the Surviving Corporation.

1.7.  TENDER OF AND PAYMENT FOR CERTIFICATES.

      (a) PAYING AGENT. Prior to the Effective Time, Purchaser shall designate a bank or trust company  reasonably  acceptable to the Company to act as agent for the holders of the Shares (other than Shares to be cancelled in accordance  with
Section 1.6(a) hereof and Dissenting  Shares) in connection with the Merger (the
"PAYING AGENT") to receive in trust the aggregate Merger  Consideration to which holders of Shares  shall  become  entitled  pursuant to Section  1.6(b)  hereof.
Purchaser  shall deposit such  aggregate  Merger  Consideration  with the Paying
Agent promptly following the Effective Time. Such aggregate Merger Consideration shall be invested by the Paying Agent as directed by Purchaser.

      (b) EXCHANGE PROCEDURES.  Promptly after the Effective Time, Purchaser and the Surviving  Corporation shall cause to be mailed to each holder of record, as of the Effective Time, of a certificate or certificates, which immediately prior to the Effective Time represented outstanding Shares (the "CERTIFICATES"), whose

Shares  were  converted  pursuant  to Section  1.6(b)  hereof  into the right to receive the Merger  Consideration,  a letter of transmittal (which shall specify that delivery shall be effected,  and risk of loss and title to the Certificates shall pass,  only upon proper  delivery of the  Certificates to the Paying Agent and  shall be in such form and have  such  other  provisions  as  Purchaser  may reasonably  specify) and  instructions for use in effecting the surrender of the
Certificates  in exchange  for the Merger  Consideration.  Upon  surrender  of a
Certificate  for  cancellation  to the Paying  Agent or to such  other  agent or agents  as  may  be  appointed  by  Purchaser,  together  with  such  letter  of transmittal,  properly  completed  and  duly  executed  in  accordance  with the instructions  thereto,  the  holder of such  Certificate  shall be  entitled  to receive in exchange  therefor the Merger  Consideration  for each Share formerly represented  by such  Certificate,  and the  Certificate  so  surrendered  shall forthwith be cancelled.  No interest will be paid or accrued on the cash payable upon the surrender of the Certificates.  If payment of the Merger  Consideration is to be made to a person  other than the  person in whose name the  surrendered
Certificate  is  registered,  it  shall  be a  condition  of  payment  that  the
Certificate so surrendered  shall be properly  endorsed or shall be otherwise in proper form for transfer and that the person  requesting such payment shall have paid all transfer and other Taxes required by reason of the issuance to a person other than the registered  holder of the  Certificate  surrendered or shall have established  to the  satisfaction  of the  Surviving  Corporation  that such Tax either has been paid or is not applicable.  Until surrendered as contemplated by this  Section  1.7,  each  Certificate  shall be  deemed  at any time  after the
Effective Time to represent  only the right to receive the Merger  Consideration for each Share in cash as contemplated by Section 1.6(b) hereof.

      (c) TRANSFER  BOOKS;  NO FURTHER  OWNERSHIP  RIGHTS IN THE SHARES.  At the
Effective  Time, the stock  transfer  books of the Company shall be closed,  and thereafter there shall be no further  registration of transfers of the Shares on the records of the Company.  From and after the Effective  Time,  the holders of
Certificates evidencing ownership of the Shares outstanding immediately prior to the  Effective  Time shall cease to have any rights with respect to such Shares, except as  otherwise  provided  for herein or by  applicable  law. If, after the
Effective Time,  Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article I.

      (d) TERMINATION OF FUND; NO LIABILITY. At any time following the six-month anniversary of the Effective Time, the Surviving  Corporation  shall be entitled to require the Paying Agent to deliver to it any funds  (including  any interest received  with  respect  thereto)  which had been made  available  to the Paying
Agent,  and  holders  shall be  entitled  to look to the  Surviving  Corporation
(subject to abandoned  property,  escheat or other similar laws) only as general creditors  thereof  with  respect to the Merger  Consideration  payable upon due surrender of their  Certificates  without any interest thereon.  Notwithstanding the foregoing,  neither the Surviving  Corporation  nor the Paying Agent nor any
party  hereto  shall  be  liable  to any  holder  of a  Certificate  for  Merger
Consideration  delivered  to  a  public  official  pursuant  to  any  applicable abandoned property, escheat or similar law.

      (e)  LOST,   STOLEN   OR   DESTROYED   CERTIFICATES.   In  the  event  any
Certificate(s) shall have been lost, stolen or destroyed,  upon the making of an affidavit of that fact by the person  claiming such  Certificate(s)  to be lost, stolen or destroyed and, if required by Purchaser, the posting by such person of a bond in such sum as Purchaser may reasonably  direct as indemnity  against any claim that may be made  against any party  hereto or the  Surviving  Corporation with respect to such  Certificate(s),  the Paying Agent will disburse the Merger
Consideration  pursuant  to  Section  1.6(b)  payable  in  respect of the Shares represented by such lost, stolen or destroyed Certificate(s).

      (f) WITHHOLDING TAXES. Purchaser, Merger Sub and the Surviving Corporation
shall be entitled to deduct and  withhold,  or cause the Paying  Agent to deduct and withhold,  from the Offer Price, the Merger Consideration or the Cash Amount
(as defined below) payable to a holder of Shares  (including,  for the avoidance of doubt,  Restricted  Stock) or Company  Options (as defined below) pursuant to the Offer or the Merger,  as the case may be, any such  amounts as are  required under the  Internal  Revenue  Code of 1986,  as  amended  (the  "CODE"),  or any applicable  provision  of state,  local or foreign  Tax law.  To the extent that amounts are so withheld by Purchaser or Merger Sub, such withheld  amounts shall be treated for all purposes of this  Agreement as having been paid to the holder of the Shares in respect of which such  deduction  and  withholding  was made by
Purchaser or Merger Sub.

1.8.  OPTIONS AND RESTRICTED STOCK.

      (a) With  respect to all  outstanding  options  to  purchase  Shares  (the
"COMPANY  OPTIONS")  granted under the Company's  1990 Stock Plan and 2000 Stock
Incentive Plan (the "COMPANY  OPTION  PLANS") or otherwise,  whether or not then vested, immediately prior to the consummation of the Offer, subject to the terms and conditions set forth below in this Section 1.8(a),  each holder of a Company
Option will be entitled  to receive  from the  Company,  and shall  receive,  in settlement  of each Company  Option a Cash Amount.  The "CASH  Amount"  shall be equal to the net amount of (A) the  product of (i) the  excess,  if any,  of the
Offer Price over the exercise price per share of such Company Option immediately prior to the consummation of the Offer,  multiplied by (ii) the number of shares subject to such Company Option, less (B) any applicable  withholdings for Taxes.
If the  exercise  price per share of any  Company  Option  equals or exceeds the
Offer  Price,  the Cash  Amount  therefor  shall be  zero.  Notwithstanding  the foregoing, payment of the Cash Amount is subject to written acknowledgement,  in
a  form  reasonably  acceptable  to  Purchaser,   consenting  to  the  foregoing
arrangement  and that no further payment is due to such holder on account of any
Company Option and all of such holder's  rights under such Company  Options have terminated.

      (b) Immediately prior to the consummation of the Offer, except as provided in this Section 1.8,  all rights under any Company  Option and any  provision of the Company Option Plans and any other plan,  program or  arrangement  providing for the issuance or grant of any other  interest in respect of the capital stock of the Company shall be cancelled.  The Company shall use reasonable  efforts to ensure  that,  immediately  prior to, as of and  after the  consummation  of the
Offer,  except as provided in this  Section  1.8, no person shall have any right under the Company Option Plans or any other plan,  program or  arrangement  with respect  to  securities  of  the  Company,  the  Surviving  Corporation  or  any
subsidiary thereof.

      (c)  Prior  to the  consummation  of the  Offer,  the  Company  shall  use reasonable  efforts to cause to be  effected  any  necessary  amendments  to the
Company  Option Plans and any other  resolutions,  consents or notices,  in such form  reasonably  acceptable  to  Purchaser,  required  under any of the Company
Option Plans or any Company  Options to give effect to the foregoing  provisions of this Section 1.8.

      (d) The Company  shall take all actions  necessary  to cause all shares of
Restricted Stock of the Company to become fully vested  immediately prior to the consummation of the Offer and shall make all required withholdings in connection therewith under applicable Tax Laws.

1.9.  DISSENTING SHARES.

      Notwithstanding  any  provision of this  Agreement to the  contrary,  each outstanding  Share, the holder of which has demanded and perfected such holder's right to dissent from the Merger and to be paid the fair value of such Shares in accordance  with the DGCL and, as of the  Effective  Time,  has not  effectively withdrawn or lost such dissenters' rights  ("DISSENTING  Shares"),  shall not be converted  into or  represent a right to receive the Merger  Consideration  into which Shares are converted  pursuant to Section  1.6(b)  hereof,  but the holder thereof  shall be  entitled  only to such  rights  as are  granted  by the DGCL.
Notwithstanding the immediately  preceding sentence, if any holder of Shares who demands dissenters' rights with respect to its Shares under the DGCL effectively withdraws or loses  (through  failure to perfect or otherwise)  its  dissenters'
rights, then as of the Effective Time or the occurrence of such event, whichever later occurs,  such holder's  Shares will  automatically  be converted  into and represent  only the right to receive  the Merger  Consideration  as  provided in
Section  1.6(b)  hereof,   without  interest  thereon,  upon  surrender  of  the
certificate  or  certificates  formerly  representing  such  Shares.  After  the
Effective  Time,  Purchaser  shall  cause the  Company to make all  payments  to holders of Shares with respect to such demands in accordance  with the DGCL. The
Company shall give  Purchaser (i) prompt  written notice of any notice of intent to demand fair value for any Shares,  withdrawals of such notices, and any other instruments  served  pursuant to the DGCL and received by the Company,  and (ii)
the  opportunity  to direct all  negotiations  and  proceedings  with respect to demands for fair value for Shares under the DGCL. The Company shall not,  except with the prior written consent of Purchaser,  voluntarily  make any payment with respect  to any  demands  for fair value for Shares or offer to settle or settle any such demands.

1.10. CERTIFICATE OF INCORPORATION AND BYLAWS.

      Subject to Section 5.4 hereof,  at and after the Effective  Time until the same  have  been duly  amended,  (i) the  Certificate  of  Incorporation  of the
Surviving  Corporation shall be identical to the Certificate of Incorporation of
Merger Sub in effect at the Effective  Time and (ii) the Bylaws of the Surviving
Corporation  shall be  identical  to the  Bylaws of Merger  Sub in effect at the
Effective Time.

1.11. DIRECTORS AND OFFICERS.

      At and after the Effective  Time, the directors of Merger Sub  immediately prior to the Effective Time shall be the directors of the Surviving Corporation, and the officers of Merger Sub immediately  prior to the Effective Time shall be the officers of the Surviving Corporation,  except as Merger Sub shall otherwise provide in writing, in each case until their successors are elected or appointed and qualified.  If, at the Effective Time, a vacancy shall exist on the Board of
Directors  or in any  office of the  Surviving  Corporation,  such  vacancy  may thereafter be filled in the manner provided by law.

                                       10

1.12. OTHER EFFECTS OF MERGER.

      The Merger shall have all further  effects as specified in the  applicable provisions of the DGCL.

1.13. ADDITIONAL ACTIONS.

      If, at any time after the Effective Time, the Surviving  Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other  actions or things are  necessary  or  desirable  to vest,  perfect or confirm of record or otherwise in the Surviving  Corporation its right, title or interest in, to or under any of the rights,  properties  or assets of Merger Sub or the Company or otherwise carry out this Agreement, the officers and directors of the Surviving  Corporation shall be authorized to execute and deliver, in the name and on behalf of Merger Sub or the Company,  all such deeds, bills of sale, assignments  and  assurances  and to take and do,  in the name and on  behalf of
Merger Sub or the Company, all such other actions and things as may be necessary or desirable to vest,  perfect or confirm any and all right,  title and interest in, to and under such rights,  properties or assets in the Surviving Corporation or otherwise to carry out this Agreement.

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The following  representations  and warranties by the Company to Purchaser and Merger Sub are  qualified  by the Company  Disclosure  Schedule,  which sets forth certain  disclosures  concerning  the Company,  its  subsidiaries  and its business (the "COMPANY DISCLOSURE SCHEDULE").  The Company hereby represents and warrants to Purchaser and Merger Sub as follows:

                                       11

2.1.  DUE ORGANIZATION AND GOOD STANDING.

      Each of the Company and its subsidiaries is a corporation or other form of entity duly organized,  validly  existing and in good standing under the laws of the  jurisdiction of its  organization and has all requisite power and authority to own,  lease and operate its  properties  and to carry on its  business as now being  conducted.  Each of the Company and its subsidiaries is duly qualified or licensed and in good standing to do business in each  jurisdiction  in which the character of the property  owned,  leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have,  individually or in the aggregate, a Company
Material  Adverse  Effect.  For purposes of this  Agreement,  the term  "COMPANY
MATERIAL  ADVERSE EFFECT" shall mean a material  adverse effect on the business,
financial   condition  or  results  of   operations   of  the  Company  and  its
subsidiaries,  taken as a whole, or the ability of the Company to consummate the transactions  contemplated by this  Agreement,  except in each case for any such effects  resulting  from,  arising  out of or  relating to (a) the taking of any
action  or  incurring  of  any  expense   pursuant  to  this  Agreement  or  the
transactions  contemplated  hereby,  (b) the entry into or  announcement of this
Agreement and the other transactions  contemplated  hereby, (c) any change in or interpretations of (i) U.S. generally accepted accounting principles ("GAAP") or
(ii) any Law, (d) any change in interest rates or general economic conditions in the  industries  or  markets  in which the  Company  or any of its  subsidiaries operates (which changes do not affect the Company or any of its  subsidiaries to a materially  disproportionate  degree related to the entities operating in such markets or industries or serving such markets) or affecting the United States or foreign  economies  in  general or in the  United  States or foreign  financial, banking  or  securities  markets,  or (e) any  natural  disaster  or act of God.
Company Material Adverse Effect does not include any adverse change in the stock price of the  Company in and of itself or any  changes,  events,  conditions  or effects  relating  solely  to  Purchaser  or any of  its  affiliates'  financial condition,  results of operation or business.  The Company has  heretofore  made available  to  Purchaser  accurate and  complete  copies of the  Certificate  of
Incorporation  and Bylaws or other  organizational  documents,  as  currently in effect, of the Company and each of its subsidiaries.

2.2.  CAPITALIZATION.

      (a) The  authorized  capital  stock of the Company  consists of 30,000,000 shares of Common Stock and 5,000,000  shares of preferred  stock, par value $.01 per share (the  "PREFERRED  STOCK"  and,  together  with the Common  Stock,  the
"COMPANY  CAPITAL STOCK").  As of the close of business on the date hereof,  (i)
7,293,978 shares of Common Stock were issued and outstanding,  (ii) no shares of
Preferred Stock were issued and outstanding,  and (iii) 348,061 shares of Common
Stock were reserved for issuance pursuant to outstanding Company Options. All of the  outstanding  shares of Company Capital Stock are, and all shares of Company
Capital  Stock  which may be issued  pursuant  to the  exercise  of  outstanding
Company  Options will be, when issued in accordance  with the  respective  terms thereof, duly authorized, validly issued, fully paid and non-assessable. None of the  outstanding  securities  of the Company has been issued in violation of any federal or state securities laws.

      (b)  Except  as set  forth  above and on  SECTION  2.2(B)  of the  Company
Disclosure  Schedule,  as of the  date  hereof,  (i)  the  Company  directly  or indirectly  owns all of the capital stock of, or other equity  interests in, its

                                       12

subsidiaries,  free and clear of all  Encumbrances  (as defined below),  and all such capital stock of, and other equity interests in, the Company's subsidiaries are duly  authorized,  validly  issued,  fully paid and  nonassessable  and were issued free of preemptive  rights and in compliance with  applicable  Laws, (ii)
there are no existing  options,  warrants,  puts,  calls,  preemptive or similar rights,  bonds,  debentures,  notes or other indebtedness  having general voting rights or debt convertible into securities having such rights ("VOTING DEBT") or subscriptions  or other rights,  agreements,  arrangements or commitments of any character,  relating to the issued or unissued capital stock of, or other equity interests in, the Company or any of its  subsidiaries  obligating the Company or any of its  subsidiaries  to  issue,  transfer  or sell or cause  to be  issued, transferred,  sold or  repurchased  any  options or shares of  capital  stock or
Voting  Debt  of,  or  other  equity  interest  in,  the  Company  or any of its subsidiaries or securities  convertible  into or exchangeable for such shares or equity interests, or obligating the Company or any of its subsidiaries to grant, extend or enter  into any such  option,  warrant,  call,  subscription  or other right,  agreement,  arrangement or commitment and (iii) there are no outstanding contractual obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise  acquire any Company  Capital Stock,  or other capital stock of, or equity interests in, the Company or any of its subsidiaries or to provide funds to make any investment  (in the form of a loan,  capital  contribution  or otherwise) in any other entity.

      (c) There are no voting trusts or other  agreements or  understandings  to which the Company is a party with  respect to the voting of the Company  Capital
Stock.

      (d) Following the Effective  Time, no holder of Company  Options will have any right to receive  shares of common stock of the Surviving  Corporation  upon exercise of Company Options.

      (e) Except as set forth in the Company SEC Reports (as defined  below) and as  set  forth  on  SECTION  2.2(E)  of  the  Company  Disclosure  Schedule,  no
Indebtedness of the Company or any of its subsidiaries  contains any restriction upon (i) the  prepayment  of any of such  Indebtedness,  (ii) the  incurrence of
Indebtedness by the Company or any of its subsidiaries,  or (iii) the ability of the Company or any of its  subsidiaries  to grant any lien on its  properties or assets. As used in this Agreement, "INDEBTEDNESS" means (A) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than current trade  liabilities  incurred in the ordinary course of business and payable in accordance with customary practices), (B) any other indebtedness that is  evidenced  by a  note,  bond,  debenture  or  similar  instrument,  (C)  all obligations  in respect of  acceptances  issued or created and (D) all guarantee obligations.

      (f)  SECTION  2.2(F)  of the  Company  Disclosure  Schedule  lists (i) all
Company  Options  outstanding  as of the date hereof,  the name of the holder of each Company  Option,  the date of grant and the exercise  price of such Company
Option, the number of shares of Common Stock as to which such Company Option has vested and the vesting  schedule for such Company  Option and (ii) all shares of
Restricted Stock outstanding as of the date hereof,  the names of the holders of the Restricted Stock and the vesting schedule for the Restricted Stock.

                                       13

2.3.  AUTHORIZATION; BINDING AGREEMENT.

      The Company has all requisite corporate power and authority to execute and deliver  this  Agreement,  the  Tender  and  Support  Agreement  and the  Rights
Amendment (as defined below) (collectively, the "COMPANY TRANSACTION Documents")
and  to  consummate  the  transactions  contemplated  hereby  and  thereby.  The execution and delivery of the Company Transaction Documents and the consummation of the transactions contemplated hereby and thereby,  including, but not limited to, the Offer and the Merger, have been duly and validly authorized and approved by the  Board,  such  approval  is  sufficient  to render  inapplicable  to this
Agreement, the Offer, the Merger and the other transactions contemplated by this
Agreement  the  provisions  of Section 203 of the DGCL such that said  provision will  not  apply  to this  Agreement,  the  Offer,  the  Merger  and  the  other transactions  contemplated by this Agreement, and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery
of  the  Company  Transaction   Documents  or  to  consummate  the  transactions
contemplated  hereby or thereby (other than the requisite approval of the Merger by the  stockholders  of the Company in accordance  with the DGCL).  Each of the
Company  Transaction  Documents has been duly and validly executed and delivered by the Company and  constitutes  the legal,  valid and binding  agreement of the
Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability  thereof may be limited by applicable bankruptcy, insolvency,  reorganization  or other similar laws affecting the  enforcement of
creditors'   rights   generally  and  by  principles  of  equity  regarding  the availability of remedies ("ENFORCEABILITY EXCEPTIONS").

2.4.  GOVERNMENTAL APPROVALS.

      No consent, approval, waiver or authorization of, notice to or declaration or  filing  with  ("CONSENT"),  any  nation  or  government,  any state or other
political  subdivision  thereof,  any  entity,   authority  or  body  exercising
executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to government,  including,  without  limitation,  any governmental or regulatory authority, agency, department,  board, commission,  administration or instrumentality,  any  court,  tribunal  or  arbitrator  or any  self-regulatory organization ("GOVERNMENTAL AUTHORITY") on the part of the Company or any of its subsidiaries is required to be obtained or made in connection with the execution or  delivery by the Company of any of the  Company  Transaction  Documents,  the
Offer, the Merger or the  consummation by the Company of the other  transactions contemplated  hereby or thereby other than (i) the filing of the  Certificate of
Merger with the Secretary of State of the State of Delaware in  accordance  with the DGCL, (ii) filings with the SEC and state  securities  laws  administrators,
(iii) such filings as may be required in any  jurisdiction  where the Company is qualified  or  authorized  to do business as a foreign  corporation  in order to maintain  such  qualification  or  authorization,  (iv)  pursuant to  applicable requirements of the  Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as
amended (the "HSR Act"),  and (v) those Consents that, if they were not obtained or made,  would not  reasonably  be  expected  to have,  individually  or in the aggregate, a Company Material Adverse Effect.

2.5.  NO VIOLATIONS.

      Except as set forth on SECTION 2.5 of the Company Disclosure Schedule, the execution and delivery of each of the Company Transaction Documents,  the Offer, the Merger, the consummation of the other transactions  contemplated  hereby and

                                       14

thereby and  compliance  by the Company  with any of the  provisions  hereof and thereof will not (i) conflict  with or result in any breach of any  provision of the Certificate of Incorporation or Bylaws or other governing instruments of the
Company or any of its subsidiaries,  (ii) require any Consent under or result in a material  violation or material breach of, or constitute  (with or without due notice or lapse of time or both) a material  default  (or give rise to any right
of  termination,   cancellation  or  acceleration)  under,  any  of  the  terms, conditions or provisions of any Company  Material  Contract (as defined  below),
(iii)  result in the  creation or  imposition  of any liens,  charges,  security interests,  options, claims, mortgages,  pledges,  assessments,  adverse claims, rights of others or restrictions (whether on voting, sale, transfer, disposition or otherwise) or other  encumbrances or  restrictions of any nature  whatsoever, whether imposed by agreement,  understanding,  law or equity, or any conditional sale  contract,  title  retention  contract or other contract to give or refrain from giving any of the  foregoing  ("ENCUMBRANCES")  of any kind upon any of the material  assets of the Company or any of its  subsidiaries  or (iv)  subject to obtaining the Consents from Governmental  Authorities referred to in Section 2.4 hereof,  contravene  in any  material  respect any  applicable  provision of any statute,  law,  rule or  regulation  or any  legally  binding  order,  decision, injunction,  judgment, award or decree ("LAW" or "LAWS") to which the Company or any of its subsidiaries any of their respective assets or properties is subject.

2.6.  SEC FILINGS; COMPANY FINANCIAL STATEMENTS.

      (a) The Company has filed all forms,  reports,  schedules,  statements and other documents  required to be filed by the Company with the SEC since December
31, 2004 under the Exchange Act or the  Securities  Act of 1933, as amended (the
"SECURITIES  ACT").  All such required forms,  reports and documents  (including those that the Company may file  subsequent  to the date hereof) are referred to herein as the  "COMPANY  SEC  REPORTS." At the time when filed (or if amended or superseded  by a subsequent  filing prior to the date hereof then on the date of such later  filing),  the Company SEC Reports (i) as amended to date complied in all material respects with the applicable  requirements of the Securities Act or the  Exchange  Act, as the case may be, the  Sarbanes-Oxley  Act of 2002 and the rules and  regulations  of the SEC  thereunder  applicable  to such  Company SEC
Reports  and  (ii)  did not at the time  they  were  filed  contain  any  untrue statement  of a material  fact or omit to state a material  fact  required to be stated  therein or necessary  in order to make the  statements  therein,  in the light of the circumstances  under which they were made, not misleading.  Between the date of this  Agreement and the Closing  Date,  the Company will timely file with the SEC all documents required to be filed by it under the Exchange Act.

      (b) Each of the  consolidated  financial  statements  (including,  in each case, any related notes thereto) contained in the Company SEC Reports as amended to date (the  "COMPANY  FINANCIALS"),  including  each  Company SEC Report filed after the date hereof until the Closing,  (i) was prepared  from,  in accordance with and accurately  reflects in all material  respects the Company's  books and records as of the times and for the periods  referred to therein,  (ii) complied in all material  respects with the published  rules and  regulations  of the SEC with respect  thereto,  (iii) was prepared in accordance  with GAAP applied on a consistent  basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements,  as may be  permitted  by the SEC on Form 10-Q  under the  Exchange  Act),  and (iv)
fairly  presented the consolidated  financial  position of the Company as at the

                                       15

respective  dates  thereof  and  the  consolidated   results  of  the  Company's
operations and cash flows for the periods  indicated,  except that the unaudited interim  financial  statements may not contain footnotes and were or are subject to normal and recurring year-end  adjustments.  The balance sheet of the Company contained in the Company SEC Report as of September 30, 2006 (the "BALANCE SHEET
DATE") as filed with the SEC before the date hereof is  hereinafter  referred to as the "COMPANY BALANCE SHEET."

      (c) The Company has heretofore  made available to Purchaser a complete and correct copy of any amendments or  modifications,  which have not yet been filed with the SEC but which are  required to be filed,  to  agreements,  documents or other  instruments  which  previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

      (d)  Except  as set forth on  SECTION  2.6(D)  of the  Company  Disclosure
Schedule,  the Company has  established  and maintains  disclosure  controls and procedures (as defined in Rules 13a-14 and 15d-14 promulgated under the Exchange
Act)  designed to ensure that  material  information  relating to the Company is made known to the Chief Executive  Officer and Chief Financial  Officer.  To the
Company's knowledge,  there is no fraud, whether or not material,  that involves management  or other  employees  who have a  significant  role in the  Company's internal controls.

2.7.  ABSENCE OF CERTAIN CHANGES.

      Except as set forth in SECTION  2.7 of the  Company  Disclosure  Schedule, from the Balance  Sheet Date to the date hereof,  neither the Company nor any of its subsidiaries has:

      (a) suffered any Company  Material  Adverse  Effect or any event or change which is  reasonably  expected  to have or  constitute,  individually  or in the aggregate, a Company Material Adverse Effect;

      (b) paid,  discharged or satisfied any claims,  liabilities or obligations
(absolute,  accrued,  contingent or otherwise) other than the payment, discharge or  satisfaction  in the ordinary  course of business and  consistent  with past practice of claims, liabilities and obligations reflected or reserved against in the Company  Balance  Sheet or incurred in the  ordinary  course of business and consistent with past practice since the Balance Sheet Date;

      (c) permitted or allowed any of its  properties or assets (real,  personal or mixed,  tangible or intangible) to be subjected to any  Encumbrances,  except for liens for current  Taxes not yet due or liens the  incurrence of which would not reasonably be expected to have,  individually or in the aggregate, a Company
Material Adverse Effect;

      (d)  sold,  transferred  or  otherwise  disposed  of any  of its  material properties or assets (real, personal or mixed,  tangible or intangible),  except in the ordinary course of business, consistent with past practice;

      (e) granted any material  increase in the compensation or benefits payable or to become payable to any director, officer or employee, except in the case of employees  other than officers for such  increases in  compensation  or benefits made in the ordinary course of business,  consistent with past practice, or made any material change in severance policy or practices;

                                       16

      (f) other than  capital  expenditures  in  accordance  with the  Company's capital expenditure budget for the 2007 fiscal year (the "CAPEX BUDGETS"),  made any capital expenditure or acquired any property,  plant or equipment for a cost in excess of $250,000 in the aggregate;

      (g)  declared,  paid or set  aside  for  payment  any  dividend  or  other distribution (whether in cash, stock or property) in respect of their respective capital  stock or other equity  interests  or  redeemed,  purchased or otherwise acquired,  directly  or  indirectly,  any  shares  of  capital  stock  or  other securities or equity  interests,  other than dividends and  distributions to the
Company or one if its wholly-owned  subsidiaries or the Company's quarterly cash dividend payments to stockholders;

      (h) (i) made  any  changes  in any of the  accounting  methods  used by it materially  affecting  its  assets,  liabilities  or  business,  except for such changes required by GAAP; or (ii) made or changed any election relating to Taxes to the extent inconsistent with past practice, adopted or changed any accounting method relating to Taxes,  entered into any closing agreement relating to Taxes, filed any amended Tax Return,  settled or consented  to any claim or  assessment relating to Taxes,  but in each case in clauses (i) and (ii), only to the extent such action  could  reasonably  be expected to have a Company  Material  Adverse
Effect, and in each case in clause (ii), except as required by applicable Law;

      (i) paid, loaned, modified or advanced any amount to, or sold, transferred or leased  any  properties  or assets  (real,  personal  or mixed,  tangible  or intangible) to, or entered into any agreement or arrangement  with, any of their respective officers,  directors or stockholders or any affiliate or associate of any  of  their  respective  officers,  directors  or  stockholders,  except  for directors'  fees,  expense  reimbursements  in the  ordinary  course of business consistent with past practice and compensation and benefits to officers at rates not inconsistent with past practice;

      (j) granted, issued,  accelerated,  paid, accrued or agreed to pay or make any accrual or  arrangement  for  payments  or benefits  pursuant to any Company
Employee Plans (as defined in Section  2.13(a) below) except in accordance  with the terms of the  respective  Company  Employee  Plans,  or adopted  any Company
Employee  Plan,  or amended any Company  Employee  Plan,  except in the ordinary course of business  consistent  with past  practice  and except as  permitted or contemplated by this Agreement; or

      (k)  authorized or agreed,  whether in writing or  otherwise,  to take any action described in this Section 2.7.

2.8.  ABSENCE OF UNDISCLOSED LIABILITIES.

      As of the date  hereof,  except (a) as  disclosed  in the Company  Balance
Sheet or the Company SEC Reports or (b) for liabilities and obligations incurred in the  ordinary  course of business  consistent  with past  practice  since the
Balance Sheet Date, neither the Company nor any of its subsidiaries has incurred any material  liabilities or  obligations of any nature,  required by GAAP to be recognized or disclosed on a consolidated balance sheet of the Company or in the notes thereto.

                                       17

2.9.  PERMITS.

      To the knowledge of the Company,  each of the Company and its subsidiaries
has  all  material  permits,   certificates,   licenses,   approvals  and  other
authorizations  required  in  connection  with the  operation  of its  business,
including  those  required  under   regulatory  Laws   (collectively,   "COMPANY
PERMITS").  To the knowledge of the Company,  neither the Company nor any of its subsidiaries is in violation of any Company  Permit.  No proceedings are pending or, to the  knowledge of the Company,  threatened to revoke or limit any Company
Permit,  except, in each case, those the absence or violation of which would not reasonably  be expected to have,  individually  or in the  aggregate,  a Company
Material Adverse Effect.

2.10. LITIGATION.

      Except as  disclosed in the Company SEC Reports and as of the date hereof, there is no private or governmental action, suit, proceeding, claim, arbitration or, to the Company's knowledge,  investigation ("LITIGATION") pending before any agency,  court or  tribunal,  foreign or domestic,  or, to the  knowledge of the
Company, threatened,  against the Company, any of its subsidiaries, any of their respective properties or any of their respective officers or directors (in their capacities as such) that would  reasonably be expected to have,  individually or in the aggregate,  a Company  Material  Adverse  Effect.  As of the date hereof, there  is no  judgment,  decree  or  order  against  the  Company,  any  of  its subsidiaries  or any  of  their  respective  directors  or  officers  (in  their capacities as such) that would prevent,  enjoin or materially alter or delay any of the transactions contemplated by any of the Company Transaction Documents, or that would reasonably be expected to have,  individually or in the aggregate,  a
Company Material Adverse Effect. Except as disclosed in the Company SEC Reports, as of the date hereof there is no material litigation that the Company or any of its subsidiaries have pending against other parties.

2.11. MATERIAL CONTRACTS.

      Neither the Company nor any of its  subsidiaries  is a party or is subject to any material note,  bond,  mortgage,  indenture,  contract,  lease,  license, agreement or instrument  required to be filed with the SEC under the  applicable
Exchange Act rules ("COMPANY MATERIAL CONTRACT") that is not filed as an exhibit to the Company SEC Reports.  All such Company  Material  Contracts are valid and binding and are in full force and effect and  enforceable  by the Company or its applicable  subsidiaries in accordance with their respective  terms,  subject to the  Enforceability  Exceptions.  Neither the Company or any of its subsidiaries nor, to the knowledge of the Company, any other party thereto is in violation or breach of or  default  under  any such  Company  Material  Contract  where  such violation,  breach or default would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

2.12. INTELLECTUAL PROPERTY.

      To the knowledge of the Company,  each of the Company and its subsidiaries owns, or holds adequate  licenses or other rights to use, all material  patents, trade names,  trademarks,  service marks, copyrights,  technology,  know-how and processes  necessary  for their  respective  businesses as now conducted by them
(the  "COMPANY  INTELLECTUAL  PROPERTY"),  and, to the knowledge of the Company, neither the  Company  nor any of its  subsidiaries  has  received  any notice of

                                       18

infringement of or conflict with, and, to the Company's knowledge,  there are no infringements of or conflicts with, the rights of others with respect to the use of any of the Company  Intellectual  Property that, in either such case, has had or would  reasonably be expected to have,  individually  or in the aggregate,  a
Company Material Adverse Effect.

2.13. EMPLOYEE BENEFIT PLANS.

      (a) Each employee benefit plan (as defined in Section 3(3) of the Employee
Retirement  Income  Security Act of 1974,  as amended  ("ERISA"))  and all stock
purchase,  stock  option,  severance,  employment,   change-in-control,   fringe
benefit,  bonus,  incentive,  deferred  compensation  and other material benefit plans,  agreements,  policies and other arrangements,  whether or not subject to
ERISA,  whether written or oral,  under which any employee of the Company or any of its subsidiaries  has any present or future right to benefits,  maintained or contributed  to by the Company (or any subsidiary  thereof),  or under which the
Company or any subsidiary  has any present or future  liability  (together,  the
"COMPANY  EMPLOYEE  PLANS")  has  been  funded,  operated  and  administered  in compliance  with its terms,  the terms of any applicable  collective  bargaining agreement,  and with all applicable requirements of Law, including ERISA and the
Code,  except as would not subject the Company or any of its subsidiaries to any liability that has had or would reasonably be expected to have,  individually or in the aggregate, a Company Material Adverse Effect.

      (b) There has been no "prohibited transaction," as such term is defined in
Section  406 of ERISA and  Section  4975 of the Code,  by the Company or, to the
knowledge of the Company,  by any trusts  created  thereunder  or any trustee or administrator  thereof,  with  respect  to any  Company  Employee  Plan.  To the
Company's knowledge,  neither the Company nor any of its subsidiaries is subject to any  liability  or penalty  under  Sections  4976 through 4980 of the Code or
ERISA with  respect to any of the Company  Employee  Plans.  Except as would not reasonably  be expected to have,  individually  or in the  aggregate,  a Company
Material Adverse Effect,  no suit,  administrative  proceeding,  action or other litigation is pending, or to the knowledge of the Company is threatened, against or with  respect  to any such  Company  Employee  Plan,  including  any audit or inquiry by the Internal Revenue Service (the "IRS") or United States  Department
of Labor, other than routine claims for benefits.

      (c) With respect to any  applicable  Company  Employee  Plan,  each of the
Company and its  subsidiaries  has complied with (i) the applicable  health care
continuation  and  notice   provisions  of  the   Consolidated   Omnibus  Budget
Reconciliation  Act of 1985 ("COBRA") and the regulations  thereunder,  (ii) the applicable  requirements  of the  Family  Medical  and Leave Act of 1993 and the
regulations  thereunder  and (iii) the  applicable  requirements  of the  Health
Insurance  Portability  and  Accountability  Act of  1996  and  the  regulations thereunder,  except where the failure to comply with the applicable requirements of such  laws  and  regulations  would  not  reasonably  be  expected  to  have, individually or in the aggregate, a Company Material Adverse Effect.

      (d) Except as  disclosed  in SECTION  2.13(D)  of the  Company  Disclosure
Schedule  or  as  provided  in  Section  1.8  (it  being   understood  that  the
consummation of the transactions contemplated hereby will constitute a change in control),  the consummation of the  transactions  contemplated by this Agreement will not (i) entitle any current or former  employee,  director or consultant of

                                       19

the Company or any of its subsidiaries to any payment (whether of severance pay,
unemployment  compensation,   golden  parachute,   bonus  or  otherwise),   (ii)
accelerate,  forgive  indebtedness,  vest,  distribute,  or increase benefits or obligation  to fund  benefits  with  respect to any  employee or director of the
Company or any of its  subsidiaries,  or (iii) accelerate the time of payment or increase  the  amount  of  compensation  due  any  such  employee,  director  or consultant.

      (e) SECTION  2.13(E) of the Company  Disclosure  Schedule,  which  assumes termination of the Company's Chief Executive  Officer as of the  consummation of the  Offer,  sets  forth  (a)(i)  all  amounts  that  are  required  to be paid, contractually  or  otherwise  (other than any  gross-up on such  payments or any other payment derived therefrom),  to the Company's Chief Executive Officer as a result of the  Offer and the  Merger  and the  other  transactions  contemplated hereby  under  any of the  Company  Employee  Plans  or any  other  compensation arrangements  between the Company's Chief Executive  Officer and the Company (or
any  subsidiary  thereof),  and (ii) the  Chief  Executive  Officer's  W-2 gross compensation  for the years 2002 through 2006,  which shall be used to calculate the  "base  amount"  (as  defined  in  Section  280G(b)(3)  of the Code) for the
Company's Chief Executive Officer as of the date hereto,  and his current annual salary and his annual bonus for the years 2004 through 2006,  and (b) designates each  such  amount  that is (by  contractual  agreement  or  otherwise  with the
Company)  subject to the  gross-up  as set forth in Section 9 of the  Employment
Agreement  between the Company and the Company's Chief  Executive  Officer dated
January 22, 1990, as amended.

      (f) No  Company  Employee  Plan  maintained  by the  Company or any of its subsidiaries  provides  material  health and welfare  benefits  with  respect to current or former  employees  of the  Company or any of its  subsidiaries  after retirement or other  termination of service (other than (i) coverage mandated by applicable  Laws,  (ii)  benefits  accrued in  accordance  with GAAP on the most recent  Company  Financials,  (iii)  benefits,  the full direct cost of which is borne by the  current  or former  employee  (or  beneficiary  thereof),  or (iv)
benefits described in the Company SEC Reports, including the exhibits thereto).

      (g) There has been no  amendment  to,  written or oral  interpretation  or announcement by the Company, any subsidiary or any trade or business (whether or not incorporated) which is treated as a single employer with the Company and its subsidiaries  within the meaning of Section 414(b),  (c), (m) or (o) of the Code
(an "ERISA  AFFILIATE")  relating  to, or change in  participation  or  coverage under, any Company Employee Plan which would materially  increase the expense of maintaining  such Company Employee Plan above the level of expense incurred with respect  to that  Company  Employee  Plan for the  most  recent  fiscal  quarter included in the Company Financials.

      (h)  To the  Company's  knowledge,  neither  the  Company  nor  any  ERISA
Affiliate has any liability with respect to any "multiemployer  plan" as defined in Section 3(37) of ERISA.

      (i) Each "nonqualified  deferred compensation plan" (as defined in Section
409A(d)(1)  of the Code) of the Company and its  subsidiaries  has been operated since  January 1, 2005 in good faith  compliance  with Section 409A of the Code, the proposed regulations  thereunder,  IRS Notice 2005 1, Notice 2005 91, Notice
2006 33, Notice 2006 79 and Notice 2006 100.

                                       20

2.14. TAXES AND RETURNS.

      (a) The  Company  has  timely  filed,  or caused to be timely  filed,  all material Tax Returns (as defined in Section  2.14(d) below) required to be filed by it and its subsidiaries  taking into account applicable  extensions,  and has paid, collected or withheld,  or caused to be paid,  collected or withheld,  all material  Taxes (as  defined  in Section  2.14(d)  below)  required  to be paid, collected or withheld,  other than such Taxes for which adequate reserves in the
Company  Financials have been established.  As of the date hereof,  there are no written  claims  or  assessments  pending  against  the  Company  or  any of its subsidiaries for any alleged  deficiency in any Tax, and neither the Company nor any of its  subsidiaries has been notified in writing of any proposed Tax claims or assessments  against the Company or any of its  subsidiaries  (other than, in each case,  claims or  assessments  for which  adequate  reserves in the Company
Financials have been  established or which are being contested in good faith and other than claims or assessments  that would not reasonably be expected to have, individually or in the aggregate,  a Company Material Adverse Effect). There are no liens for  Taxes on the  assets of the  Company  or any of its  subsidiaries, except for  statutory  liens for current Taxes not yet due and payable and liens that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

      (b) The Company has not constituted either a "distributing corporation" or a "controlled  corporation"  (within the meaning of Section  355(a)(1)(A) of the
Code) in a  distribution  of stock (to any person or entity that is not a member of the consolidated group of which the Company is the common parent corporation)
qualifying for tax-free  treatment  under Section 355 of the Code (i) within the two-year period ending on the date hereof or (ii) in a distribution  which could otherwise  constitute  part of a "plan"  or  "series  of  related  transactions"
(within  the  meaning of  Section  355(e) of the Code) in  conjunction  with the
Merger.

      (c) As of the date hereof, neither the Company nor any of its subsidiaries is being  audited by any foreign,  federal or state taxing  authority or, to the knowledge of the Company, has been notified by any foreign, federal or state tax authority that any such audit is contemplated or pending.

      (d) For purposes of this  Agreement,  the term "TAX" or "TAXES" shall mean any tax,  custom,  duty,  governmental fee or other like assessment or charge of any kind whatsoever,  imposed by any Governmental Authority (including,  but not limited to, any federal,  state,  local,  foreign or  provincial  income,  gross receipts, property, sales, use, license, excise, franchise, employment, payroll, alternative or added minimum, ad valorem,  transfer or excise tax) together with any interest,  addition or penalty imposed thereon.  The term "TAX RETURN" shall mean a report,  return or other  information  statement  (including any attached schedules  or any  amendments  to  such  report,  return  or  other  information statement)  required to be supplied  to or filed with a  Governmental  Authority with respect to any Tax,  including  an  information  return,  claim for refund, amended return or declaration of estimated Tax.

2.15. FINDERS AND INVESTMENT BANKERS.

      Except  for  Lazard  Freres & Co.  LLC  ("LAZARD"),  the  Company  has not
employed  any  broker or finder or  otherwise  incurred  any  liability  for any brokerage fees, commissions or finders' fees in connection with the transactions

                                       21

contemplated hereby.  SECTION 2.15 of the Company Disclosure Schedule sets forth the amount of any  brokerage  fees,  commissions  or  finders'  fees  payable in connection with the transactions contemplated hereby.

2.16. FAIRNESS OPINION.

      The Company has received  from Lazard,  its financial  advisor,  a written opinion  addressed  to it for  inclusion  in the  Schedule  14D-9  and the Proxy
Statement (as defined in Section 4.4(a)) to the effect that the consideration to be received in the Offer and the Merger by the Company's stockholders is fair to
the  Company's  stockholders  (other  than  Purchaser,   Merger  Sub  and  their
respective affiliates) from a financial point of view.

2.17. VOTE REQUIRED; DGCL SECTION 203.

      (a) The  affirmative  vote of the  holders  (including  Merger Sub and its affiliates  following  Merger Sub's  acceptance  of Shares for payment under the
Offer) of a majority of the  outstanding  shares of Common  Stock (the  "COMPANY
STOCKHOLDER APPROVAL"),  if necessary to approve the Merger, is the only vote of the holders of any class or series of the Company's  capital stock  necessary to approve the Merger.

      (b) Other than any actions  described in Section 2.17(a),  the Company has taken all actions  necessary under the DGCL to approve the Offer, the Merger and the other transactions  contemplated by this Agreement.  The Board, at a meeting duly called and held, has approved the Offer, the Merger, this Agreement and the transactions contemplated by this Agreement.

2.18. ENVIRONMENTAL MATTERS.

      (a) Neither the Company nor any of its  subsidiaries is the subject of any federal, state, local or foreign investigation,  and neither the Company nor any of its  subsidiaries  has received any written notice or claim,  or entered into any  negotiations  or  agreements  with any  person,  relating  to any  material liability or material remedial action under any applicable Environmental Laws.

      (b) The  Company  and its  subsidiaries  have  for the  past  three  years complied in all material  respects and currently comply in all material respects with all Environmental Laws.

      (c)  Neither the Company  nor any of its  subsidiaries  has  manufactured, treated,  stored,  disposed of,  generated,  handled or released any pollutants, contaminants,  wastes, hazardous substances,  noise or odor in a manner that has given rise to material liability under Environmental Laws.

      (d) No pollutants,  contaminants,  wastes, hazardous substances,  noise or odor have been  released  or  otherwise  come to be located at any  property  or facility  owned  or  operated  by or on  behalf  of  the  Company  or any of its subsidiaries  in a manner  that  has  given  rise to  material  liability  under
Environmental Laws.

                                       22

      For  purposes  of this  Agreement,  "ENVIRONMENTAL  LAWS"  shall  mean all federal, state, local and foreign statutes,  laws, rules, ordinances and similar legally binding  authority,  including all common law,  relating to pollution or protection of the environment or natural resources.

2.19. SCHEDULE 14D-9; OFFER DOCUMENTS; AND PROXY STATEMENT.

      Neither the Schedule 14D-9 nor any information supplied by the Company for inclusion  in the Schedule TO or the Offer  Documents  will,  at the  respective times the Schedule 14D-9, the Schedule TO, the Offer Documents or any amendments or supplements  thereto are filed with the SEC or are first  published,  sent or given to  stockholders  of the Company,  as the case may be,  contain any untrue statement of a material  fact or omit to state any material  fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.  The Proxy
Statement, if filed, will not, on the date the Proxy Statement (or any amendment or supplement  thereto) is first mailed to stockholders of the Company,  contain any untrue  statement  of a  material  fact or omit to state any  material  fact required to be stated therein or necessary in order to make the statements  made therein,  in the light of the  circumstances  under  which  they are  made,  not misleading  or,  at the time of the  Special  Meeting  (as  defined  in  Section
4.4(a)),  omit to state any material fact  necessary to correct any statement in any earlier  communication  with respect to the  solicitation of proxies for the
Special  Meeting  which shall have become  false or  misleading  in any material respect.  The Schedule  14D-9 and the Proxy  Statement  will,  when filed by the
Company  with the  SEC,  comply  as to form in all  material  respects  with the applicable  provisions  of the  Exchange  Act  and  the  rules  and  regulations thereunder.  Notwithstanding the foregoing,  the Company makes no representation or warranty with respect to information supplied by or on behalf of Purchaser or
Merger Sub which is contained in any of the foregoing documents.

2.20. RIGHTS PLAN.

      The  Board  has  approved,  and the  Company  and  Computershare  Investor
Services, LLC (the "RIGHTS AGENT") have entered into, an amendment to the Rights
Agreement,  dated as of June 22,  2006 (the  "RIGHTS  AGREEMENT"),  between  the
Company  and the  Rights  Agent,  in the form of EXHIBIT B hereto  (the  "RIGHTS
AMENDMENT").  Pursuant  to the  Rights  Amendment,  neither  the  execution  and delivery  of  this  Agreement  or the  Tender  and  Support  Agreement  nor  the
consummation  of  the  Offer,  the  Merger  or any  of  the  other  transactions contemplated  hereby or thereby will result in (i) Purchaser,  Merger Sub or any of  their  respective  affiliates  becoming  an  Acquiring  Person  or (ii)  the occurrence of (A) a  Distribution  Date, (B) the Stock  Acquisition  Time, (C) a
Section  11(a)(ii)  Event or (D) a Section 13 Event,  in each case as such terms are defined in the Rights Agreement.

                                   ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser hereby represents and warrants to the Company as follows:

3.1.  DUE ORGANIZATION AND GOOD STANDING.

      Purchaser is a limited  partnership  and Merger Sub is a corporation  duly organized,  validly  existing  and  in  good  standing  under  the  laws  of the jurisdiction of its organization and has all requisite  partnership or corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

                                       23

3.2.  AUTHORIZATION; BINDING AGREEMENT.

      Purchaser and Merger Sub have all requisite partnership or corporate power and  authority to execute and deliver this  Agreement and the Tender and Support
Agreement   (collectively,   the  "PURCHASER  TRANSACTION   DOCUMENTS")  and  to
consummate the transactions  contemplated hereby and thereby.  The execution and delivery of the  Purchaser  Transaction  Documents and the  consummation  of the transactions contemplated hereby and thereby, including, but not limited to, the
Offer and the  Merger,  have been duly and  validly  authorized  by the Board of
Directors  or other  governing  body or entity of  Purchaser  and Merger Sub, as appropriate,  and no other  partnership or corporate  proceedings on the part of
Purchaser or Merger Sub are necessary to authorize the execution and delivery of
the  Purchaser   Transaction   Documents  or  to  consummate  the   transactions
contemplated  hereby or thereby  (other than the requisite  approval by the sole stockholder  of  Merger  Sub of  this  Agreement  and the  Merger).  Each of the
Purchaser Transaction Documents has been duly and validly executed and delivered by each of Purchaser and Merger Sub and constitutes the legal, valid and binding agreement  of each of  Purchaser  and Merger Sub,  enforceable  against  each of
Purchaser  and  Merger  Sub  in  accordance  with  its  terms,  subject  to  the
Enforceability Exceptions.

3.3.  GOVERNMENTAL APPROVALS.

      No  Consent  from  or  with  any  Governmental  Authority  on the  part of
Purchaser  or Merger Sub is required to be obtained or made in  connection  with the  execution or delivery by  Purchaser  or Merger Sub of any of the  Purchaser
Transaction Documents, the Offer, the Merger or the consummation by Purchaser or
Merger Sub of the other transactions  contemplated  hereby or thereby other than
(i) the filing of the  Certificate  of Merger with the Secretary of State of the
State of Delaware in accordance  with the DGCL, (ii) filings with the SEC, state securities  laws  administrators  and the  National  Association  of  Securities
Dealers, Inc. (the "NASD"), (iii) pursuant to applicable requirements of the HSR
Act and (iv) those Consents  that, if they were not obtained or made,  would not reasonably be expected to have,  individually  or in the  aggregate,  a material adverse  effect on the  ability of  Purchaser  or Merger Sub to  consummate  the transactions  contemplated by this  Agreement,  except in each case for any such effects  resulting from,  arising out of or relating to the taking of any action or  incurring  of any expense  pursuant to this  Agreement  or the  transactions contemplated  hereby or the entry into or announcement of this Agreement and the other transactions contemplated hereby ("PURCHASER MATERIAL ADVERSE EFFECT").

3.4.  NO VIOLATIONS.

      The execution and delivery of each of the Purchaser Transaction Documents, the Offer, the Merger, the consummation of the other  transactions  contemplated hereby and thereby and  compliance  by Purchaser  and Merger Sub with any of the provisions hereof and thereof will not (i) conflict with or result in any breach of any  provision  of the  certificate  of  incorporation  or  bylaws  or  other governing instruments of Purchaser or Merger Sub, (ii) require any Consent under or result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default  (or give rise to any right of  termination,

                                       24

cancellation or acceleration) under, any of the terms,  conditions or provisions of any agreement or other instrument to which Purchaser or Merger Sub is a party or by which  any of their  respective  assets  are  bound,  (iii)  result in the creation or imposition of any  Encumbrance of any kind upon any of the assets of
Purchaser  or  Merger  Sub or  (iv)  subject  to  obtaining  the  Consents  from
Governmental  Authorities referred to in Section 3.3 hereof,  contravene any Law to which Purchaser or Merger Sub or any of their respective assets or properties is subject,  except,  in the case of clauses (ii), (iii) and (iv) above, for any deviations  from the foregoing  which would not  reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

3.5.  FINDERS AND INVESTMENT BANKERS.

      Neither  Purchaser  nor  Merger Sub has  employed  any broker or finder or otherwise incurred any liability for any brokerage fees, commissions or finders'
fees in connection with the transactions contemplated hereby.

3.6.  DISCLOSURES.

      Neither  the  Schedule  TO or the  Offer  Documents  nor  any  information supplied by Purchaser or Merger Sub for inclusion in the Schedule 14D-9 will, at the respective times the Schedule TO, the Offer Documents, the Schedule 14D-9 or
any  amendments  or  supplements  thereto  are  filed  with the SEC or are first published,  sent or given to  stockholders  of the Company,  as the case may be, contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated  therein or necessary in order to make the statements made therein,  in the light of the circumstances  under which they are made, not misleading. The information supplied by Purchaser or Merger Sub for inclusion in the Proxy  Statement will not, on the date the Proxy Statement (or any amendment or supplement  thereto) is first mailed to stockholders of the Company,  contain any untrue  statement  of a  material  fact or omit to state any  material  fact required  to be stated  therein  or  necessary  in order to make the  statements therein,  in the light of the  circumstances  under  which  they are  made,  not misleading  or, at the time of the Special  Meeting,  omit to state any material fact  necessary  to correct  any  statement  in any earlier  communication  with respect to the  solicitation of proxies for the Special Meeting which shall have become false or misleading in any material  respect.  The Schedule TO will, when filed by  Purchaser  and  Merger  Sub with  the  SEC,  comply  as to form in all material  respects with the  requirements  of the Exchange Act and the rules and regulations thereunder.  Notwithstanding the foregoing, Purchaser and Merger Sub make no representation  or warranty with respect to any information  supplied by or on  behalf  of the  Company  which  is  contained  in  any  of the  foregoing documents.

                                       25

3.7.  FINANCING.

      At the date that  Merger Sub becomes  obligated  to accept for payment and pay for Shares pursuant to the Offer,  and at the Effective Time,  Purchaser and
Merger Sub will have sufficient cash and cash equivalents resources available to pay for the  Shares  that the  Merger Sub  becomes  so  obligated  to accept for payment  and pay for  pursuant  to the  Offer  and to pay the  aggregate  Merger
Consideration pursuant to the Merger.

3.8.  LITIGATION.

      There is no  Litigation  pending  before any  agency,  court or  tribunal, foreign or domestic,  or, to the  knowledge of  Purchaser,  threatened,  against
Purchaser,  Merger  Sub,  any of  their  respective  properties  or any of their respective  officers  or  directors  (in their  capacities  as such)  that would
prevent,   enjoin  or  materially   alter  or  delay  any  of  the  transactions
contemplated  by  any  of  the  Purchaser  Transaction  Documents.  There  is no
judgment,  decree  or  order  against  Purchaser,  Merger  Sub or  any of  their respective  directors  or  officers  (in their  capacities  as such)  that would
prevent,   enjoin  or  materially   alter  or  delay  any  of  the  transactions
contemplated by any of the Purchaser Transaction Documents.

3.9.  NO PRIOR ACTIVITIES.

      Except for  obligations  or  liabilities  incurred in connection  with its incorporation or the negotiation and  consummation of the Purchaser  Transaction
Documents, the Offer, the Merger and the other transactions  contemplated hereby and  thereby,  and the  Consent  Statement,  Merger  Sub has  not  incurred  any obligations or liabilities, engaged in any business or activities of any type or kind whatsoever or entered into any agreements or  arrangements  with any person or entity.

                                   ARTICLE IV
                       ADDITIONAL COVENANTS OF THE COMPANY

4.1.  CONDUCT OF BUSINESS OF THE COMPANY.

      (a)  Unless  Purchaser  shall  otherwise  agree in  writing  or  except as expressly  provided  by this  Agreement  or as set forth in  SECTION  4.1 of the
Company  Disclosure  Schedule  (the  inclusion of any item  thereon  having been consented to by Purchaser), during the period from the date of this Agreement to the Effective  Time,  (i) the Company and its  subsidiaries  shall conduct their respective  businesses in the ordinary  course and consistent with past practice and (ii) the Company  shall use its  reasonable  efforts to preserve  intact its
business   organization,   to  keep  available  the  services  of  its  and  its
subsidiaries'  officers and employees,  to maintain  satisfactory  relationships with all persons with whom it and its subsidiaries do business,  and to preserve the  possession,  control  and  condition  of all of its and  its  subsidiaries'
assets.

      (b) Without limiting the generality of the foregoing clause (a) and except as  expressly  provided by this  Agreement or as set forth in SECTION 4.1 of the
Company Disclosure  Schedule,  during the period from the date of this Agreement to the Effective  Time,  neither the Company nor any of its  subsidiaries  will, without the prior written consent of Purchaser:

                                       26

            (A) amend or propose to amend its  Certificate of  Incorporation  or
Bylaws (or comparable governing instruments);

            (B) authorize for issuance, issue, grant, sell, pledge or dispose of any shares of, or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any shares of, its capital stock or other securities or equity  interests  or any Voting  Debt,  including,  but not  limited to, any securities  convertible  into or exchangeable  for shares of stock of any class, except for the  issuance  of Shares  pursuant to the  exercise of stock  options outstanding  on the date of this  Agreement  in  accordance  with their  present terms;

            (C) split,  combine or reclassify any shares of its capital stock or equity interests or declare, pay or set aside any dividend or other distribution
(whether in cash,  stock or property or any  combination  thereof) in respect of its  capital  stock or equity  interests,  or  directly  or  indirectly  redeem, purchase  or  otherwise  acquire or offer to acquire  any shares of its  capital stock  or other  securities  or  equity  interests,  other  than  dividends  and distributions  to the Company or one of its  wholly-owned  subsidiaries  and the
Company's  quarterly  cash dividend of $0.10 per Share payable on March 30, 2007 to stockholders of record on the close of business on March 5, 2007;

            (D) (a) create,  incur,  assume,  forgive or make any changes to the terms or collateral of any debt or receivables, or any employee or officer loans or advances,  except in the  ordinary  course of business  consistent  with past practice or incurrences that constitute a refinancing of existing obligations on terms that are no less  favorable to the Company than the  existing  terms;  (b)
except in the ordinary course of business consistent with past practice, assume, guarantee,  endorse or otherwise become liable or responsible (whether directly, indirectly,  contingently or otherwise) for the  obligations of any person;  (c)
except in accordance  with the Capex Budgets,  make any capital  expenditures in excess of $250,000; (d) make any loans, advances or capital contributions to, or investments  in, any other person (other than  customary  travel,  relocation or business advances to employees); (e) acquire the stock or assets of, or merge or consolidate with, any other person; (f) voluntarily incur any material liability or obligation  (absolute,  accrued,  contingent or otherwise)  other than in the ordinary  course  of  business  consistent  with  past  practice;  or (g)  sell, transfer,  mortgage, pledge, encumber or otherwise dispose of, or agree to sell, transfer,  mortgage,  pledge,  encumber or  otherwise  dispose of, any  material assets or properties  (real,  personal or mixed,  tangible or intangible)  other than to secure debt  permitted  under  subclause (a) of this clause (D) or other than in the ordinary course of business consistent with past practice;

            (E) increase in any manner the wages, salaries,  bonus, compensation or other benefits of any of its officers or employees or enter into,  establish, amend or terminate any  employment,  consulting,  retention,  change in control, collective bargaining,  bonus or other incentive  compensation,  profit sharing, health or other  welfare,  stock option or other  equity,  pension,  retirement, vacation, severance, termination, deferred compensation or other compensation or benefit plan, policy,  agreement,  trust, fund or other arrangement with, for or in respect of any officer,  director,  employee,  agent, consultant or affiliate other than as required by applicable  Law or pursuant to the terms of agreements in effect on the date of this  Agreement or in the  ordinary  course of business consistent  with past  practice  with  employees  (other than  officers)  of the
Company or any of its  subsidiaries  or enter  into or engage in any  agreement,

                                       27

arrangement or transaction  with any of its  directors,  officers,  employees or affiliates,  except for expense  reimbursements,  and current  compensation  and benefits, in the ordinary course of business consistent with past practice or as permitted under the terms of this Agreement;

            (F) (i)  commence  any  litigation  or  other  proceedings  with any
Governmental  Authority  or other  person or (ii) make or rescind  any  election relating to Taxes except to the extent  consistent with prior  practice,  settle
any  material  claim,  action,  suit,   litigation,   proceeding,   arbitration,
investigation,  audit or  controversy  relating  to Taxes,  file any amended Tax
Return or claim for refund,  change any method of  accounting  or make any other material change in its accounting or Tax policies, but in each case only if such action could  reasonably be expected to have a Company  Material Adverse Effect, and in each case except as required by applicable Law or GAAP;

            (G)  adopt  or  amend  any   resolution   or  agreement   concerning
indemnification of its directors, officers, employees or agents;

            (H) materially  modify or amend, or terminate,  any Company Material
Contract,  or waive, release or assign any material rights or claims thereunder, except,  in each case, in the ordinary  course of business  consistent with past practice;

            (I)  modify,  amend or  terminate,  or waive,  release or assign any material  rights or claims with  respect to, any  confidentiality  agreement  or non-competition  agreement to which the Company or any of its  subsidiaries is a party;

            (J) establish any subsidiary or enter into any new line of business;

            (K) enter into any lease,  contract or  agreement  pursuant to which the Company or any of its subsidiaries is obligated to pay or incur  obligations of more than  $250,000 per year,  other than leases  contemplated  in connection with the Capex Budgets or other leases,  contracts or agreements in the ordinary course of business consistent with past practice;

            (L) permit any material  insurance  policy naming the Company or any of  its  subsidiaries  as a  beneficiary  or a loss  payee  to be  cancelled  or terminated  without notice to and consent by Purchaser,  unless the Company uses reasonable  efforts to maintain  substantially  similar insurance coverage as is currently in place;

            (M)  revalue  any of its  assets or make any  change  in  accounting methods, principles or practices, except as required by GAAP;

            (N)  fail  to make in a  timely  manner  any  filings  with  the SEC required  under  the  Securities  Act or the  Exchange  Act  or  the  rules  and regulations promulgated thereunder;

            (O) discharge any  obligations  (including  accounts  payable) other than intercompany  obligations or other obligations discharged on a timely basis in the ordinary course of business consistent with past practice;

            (P) close or  materially  reduce the  Company's or any  subsidiary's activities,  or  effect  any  material  layoff  at any of the  Company's  or any subsidiary's facilities; or

                                       28

            (Q) authorize any of, or agree to commit to do any of, the foregoing actions.

      (c) The Company shall use its reasonable efforts to comply in all material respects  with all Laws  applicable  to it or any of its  properties,  assets or business and maintain in full force and effect all the Company Permits necessary for, or otherwise material to, such business.

4.2.  NOTIFICATION OF CERTAIN MATTERS.

      The Company  shall give prompt notice to Purchaser if any of the following occur after the date of this Agreement: (i) there has been a material failure of the Company to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder;  (ii) receipt of any notice or other communication  in writing from any third party alleging that the Consent of such third  party  is  or  may  be  required  in  connection  with  the  transactions contemplated  by this  Agreement,  provided  that such  Consent  would have been required to have been disclosed in this Agreement; (iii) receipt of any material notice or other communication from any Governmental  Authority  (including,  but not limited to, the NASD or any  securities  exchange)  in  connection  with the transactions  contemplated  by this  Agreement;  (iv) the occurrence of an event which would reasonably be expected to have,  individually or in the aggregate, a
Company Material  Adverse Effect or that would otherwise  reasonably be expected to cause a condition  in Article VI or Annex A not to be  satisfied;  or (v) the commencement or, to the Company's  knowledge,  threat of any Litigation  against the Company,  any of its  subsidiaries,  any of their  respective  properties or assets or any employee,  agent,  director or officer,  in his or her capacity as such, of the Company or any of its  subsidiaries  which,  if pending on the date hereof,  would have been  required to have been  disclosed in this  Agreement or which relates to the consummation of the Offer or the Merger.  No such notice to
Purchaser  shall have any effect on the  determination  of whether or not any of the  conditions  to  Closing  or to the  consummation  of the  Offer  have  been satisfied  or  in  determining  whether  or  not  any  of  the  representations, warranties or covenants  contained in this  Agreement  have been  breached.  The
Company shall deliver to Purchaser  promptly  following the close of business on the then-scheduled  expiration date of the Offer a certificate as to whether the conditions to the Offer described in paragraphs (c), (e)(ii),  (f), (g), (i) and
(k) on Annex A hereto have been satisfied.

4.3.  ACCESS AND INFORMATION.

      (a) Between the date of this Agreement and the Effective Time, the Company will  give,  and  shall  direct  its  accountants  and  legal  counsel  to give,
Purchaser,  its  affiliates  and  their  respective  authorized  representatives
(including, without limitation,  accountants, legal counsel and consultants), at all reasonable  times,  access as reasonably  requested to all offices and other facilities and to all contracts,  agreements,  commitments, books and records of or pertaining to the Company and its subsidiaries,  will permit the foregoing to make  such  reasonable  inspections  as they  may  require  and will  cause  its officers,  with  reasonable  promptness,  to  furnish  Purchaser  with  (i) such financial  and  operating  data  and  other  information  with  respect  to  the respective  businesses  and  properties of the Company and its  subsidiaries  as
Purchaser  may from  time to time  reasonably  request,  and (ii) a copy of each material  report,  schedule and other  document filed or received by the Company pursuant  to the  requirements  of  applicable  securities  laws  or  the  NASD;
PROVIDED,  HOWEVER,  that,  between  the  date  hereof  and the  time  of  first acceptance of Shares for payment under the Offer, Purchaser,  its affiliates and their respective authorized  representatives may, upon the prior approval (which

                                       29

shall not be unreasonably  withheld or delayed) of the Company's Chief Executive
Officer,  (i)  contact any  employee  of the Company or any of its  subsidiaries directly, provided that such contact is for informational purposes only and does not unreasonably interfere with such employee's ongoing  responsibilities to the
Company or any of its subsidiaries, and (ii) have access to the Company's or any of its subsidiaries'  offices and facilities,  and,  following the time of first acceptance of Shares for payment under the Offer, Purchaser,  its affiliates and their  respective  authorized  representatives  shall not be  restricted  in any manner in contacting  employees of the Company or any of its  subsidiaries or in accessing the Company's or any of its subsidiaries'  offices and facilities.  No such access,  inspections  or furnishing of  information  shall have any adverse effect on Purchaser or Merger Sub's ability to assert that conditions to Closing or to the consummation of the Offer have not been satisfied.

      (b) Prior to the  execution  and delivery of this  Agreement,  the Company shall have  delivered  to Purchaser a copy of duly  adopted  resolutions  of the
Board  approving  the  execution,   delivery  and  performance  of  the  Company
Transaction  Documents,  the  Offer,  the  Merger  and  the  other  transactions contemplated hereby and thereby, certified by the Secretary of the Company.

4.4.  SPECIAL MEETING; PROXY STATEMENT.

      (a) As  promptly  as  practicable  after  Purchaser  and  Merger  Sub have purchased  sufficient  Shares  pursuant  to the  Offer to  satisfy  the  Minimum
Condition,  if required by applicable Law in order to consummate the Merger, the
Company, acting through its Board, shall, in accordance with applicable Law:

            (i) (A) duly  call,  give  notice  of,  convene  and hold a  special meeting  of its  stockholders  (the  "SPECIAL  MEETING")  for  the  purposes  of considering  and taking  action upon the approval and adoption of the Merger and this Agreement;

                  (B) subject to Section 4.8, declare advisable and recommend to its  stockholders  that they  approve the Merger and adopt this  Agreement,  and shall include disclosure regarding the approval of the Company's Board;

                  (C) without  limiting the  generality  of the  foregoing,  the
Company agrees that its obligations  under clause (A) of this Section  4.4(a)(i)
shall not be affected by the commencement, public proposal, public disclosure or communication  to the  Company  or any  other  person  of any  Company  Takeover
Proposal  (as such term is  defined  in Section  4.8(a))  or the  withdrawal  or modification by the Board of its approval or  recommendation  of the Offer,  the
Merger or this Agreement; and

            (ii)  prepare  and  file  with  the  SEC  a  preliminary   proxy  or
information  statement  relating to the Merger and this Agreement and obtain and furnish the  information  required to be included by the SEC therein and,  after consultation  with Purchaser,  respond  promptly to any comments made by the SEC with  respect to the  preliminary  proxy or  information  statement  and cause a
definitive  proxy  or  information   statement,   including  any  amendments  or
supplements thereto (the "PROXY STATEMENT"), to be mailed to its stockholders at the earliest practicable date, provided that no amendments or supplements to the
Proxy  Statement  will be made by the Company  without prior  consultation  with
Purchaser and its counsel.

                                       30

      (b) Purchaser shall vote, or cause to be voted, all of the Shares acquired in the  Offer  or  otherwise  then  owned  by it or  Merger  Sub in favor of the approval and adoption of the Merger and this Agreement.

      (c) Notwithstanding the provisions of paragraphs (a) and (b) above, in the event that  Purchaser  and Merger Sub shall acquire that number of Shares which, together with the Shares they already own,  constitute in the aggregate at least
90% of the outstanding Shares,  pursuant to the Offer or otherwise,  the parties hereto shall,  subject to Article VI hereof,  take all necessary and appropriate action to cause the Merger to become effective as soon as practicable after such acquisition,  without a meeting of  stockholders  of the Company,  in accordance with Section 253 of the DGCL.

4.5.  REASONABLE EFFORTS.

      Subject to the terms and conditions herein provided, including Section 4.8 of this Agreement,  the Company agrees to use its reasonable efforts to take, or cause to be  taken,  all  actions  and to do,  or cause to be done,  all  things necessary,  proper or advisable to consummate  and make effective as promptly as practicable the Offer and the Merger and the other transactions  contemplated by this Agreement,  including,  but not limited to, (i) obtaining all Consents from
Governmental  Authorities and other third parties  required for the consummation of the  Offer and the  Merger  and the other  transactions  contemplated  hereby
(provided  that the Company shall not make any payment or amend the terms of any agreement  in  connection  with  obtaining  any such  Consent  without the prior written  approval  of  Purchaser)  and (ii)  consulting  and  cooperating  with, providing  assistance to and furnishing  information  requested by Purchaser and
Merger Sub in the  preparation  and filing with the SEC of the  Schedule TO, the
Offer Documents and all necessary amendments and supplements  thereto.  Upon the terms and subject to the conditions hereof, the Company agrees to use reasonable efforts to take,  or cause to be taken,  all  actions  and to do, or cause to be done, all things  necessary to satisfy the conditions to the consummation of the
Offer and the Closing set forth herein.

4.6.  PUBLIC ANNOUNCEMENTS.

      So long as this Agreement is in effect, the Company shall not (a) issue or cause  the  publication  of any  press  release  or any  other  announcement  or communication  with  respect to this  Agreement,  the Offer or the Merger or the other  transactions  contemplated  hereby  without the prior written  consent of
Purchaser, or (b) discuss with the press or the media this Agreement, the Offer, the Merger or the other transactions contemplated hereby (and will refer any and
all  questions  and  inquiries   concerning   Purchaser  or  its  affiliates  to
Purchaser),   except  in  any  case  under  (a)  or  (b)  where  such   release,
announcement,  communication  or  discussion  is  required  by  applicable  Law,
Governmental Authority,  court process or by obligations pursuant to any listing agreement with any national securities exchange, in which case the Company shall consult with Purchaser prior to making any such disclosure.

4.7.  COMPLIANCE.

      In  consummating  the  Offer,  the  Merger  and  the  other   transactions
contemplated  hereby, the Company shall comply in all material respects with the provisions  of the Exchange Act and the  Securities  Act and shall comply in all

                                       31

material  respects  with all other  applicable  Laws.  The Company shall use its reasonable efforts to prepare, and shall cause the Company's  independent public accountants  to audit  and  issue  its  report  with  respect  to the  Company's financial statements to be included in, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

4.8.  NO SOLICITATION.

      (a) For purposes of this  Agreement,  "COMPANY  TAKEOVER  PROPOSAL"  means
(other  than the  transactions  contemplated  by this  Agreement)  any  inquiry, proposal  or offer  from any  person  relating  to (1) any  direct  or  indirect acquisition or purchase of assets  representing 10% or more of the assets of the
Company or any of its subsidiaries,  (2) any issuance, sale or other disposition of  (including  by way of merger,  consolidation,  business  combination,  share exchange,  joint  venture or any similar  transaction)  securities  (or options, rights or warrants to purchase,  or securities  convertible into or exchangeable for,  such  securities)  representing  10% or more of the  voting  power  of the
Company, (3) any tender offer,  exchange offer or other transaction in which, if consummated,  any person or "group" (as such term is defined  under the Exchange
Act) shall acquire  beneficial  ownership (as such term is defined in Rule 13d-3 under the Exchange Act), or the right to acquire beneficial ownership, of 10% or more of the outstanding voting capital stock of the Company,  or (4) any merger,
consolidation,   share   exchange,   business   combination,   recapitalization,
liquidation or dissolution involving the Company or any of its subsidiaries. For purposes of this Agreement,  a "COMPANY SUPERIOR OFFER" means a Company Takeover
Proposal  on  terms  that  the  Board  determines,  in good  faith,  based  upon consultations  with its outside  legal  counsel and its  financial  advisor,  if consummated,  are  more  favorable  to  the  Company's  stockholders  than  this
Agreement,  the Offer and the Merger and is reasonably likely to be consummated, taking into account all legal,  financial  (including,  without limitation,  any financing  contingencies)  and  regulatory  aspects  of the offer and the person making the offer.

      (b)  Except as set forth in this  Section  4.8,  the  Company  shall  not, directly or  indirectly,  and shall not,  directly or  indirectly,  authorize or permit any officer,  director,  employee, agent or representative of the Company to, (i) solicit,  encourage,  initiate or facilitate  the making,  submission or announcement  of any Company  Takeover  Proposal,  (ii)  furnish any  non-public information  regarding the Company to any person (other than  Purchaser,  Merger
Sub,  any  of  their   respective   affiliates   or  any  of  their   respective
representatives)  in  connection  with  or in  response  to a  Company  Takeover
Proposal or an inquiry that the Company  believes in good faith could reasonably be expected to lead to a Company Takeover Proposal,  (iii) engage in discussions or negotiations  with any person with respect to any Company Takeover  Proposal, except as to the  existence of these  provisions,  (iv)  withdraw or modify,  or propose publicly to withdraw or modify, in a manner adverse to Purchaser, Merger
Sub or any of their respective affiliates, the approval or recommendation by the
Board of the Offer, this Agreement or the Merger,  (v) approve or recommend,  or propose publicly to approve or recommend,  any Company Takeover Proposal or (vi)
cause the Company to enter into any letter of intent,  agreement  in  principle, acquisition  agreement or other similar agreement (each, a "COMPANY  ACQUISITION
AGREEMENT") related to any Company Takeover Proposal.

                                       32

      (c)  Notwithstanding  the  provisions of Section  4.8(b),  nothing in this
Agreement  shall prohibit or limit (A) the Company,  or the Board,  prior to the time of the first acceptance of Shares for payment  pursuant to the Offer,  from furnishing  non-public  information  regarding  the Company to, or entering into discussions or negotiations with, any person in response to an unsolicited, bona fide written  Company  Takeover  Proposal that the Board concludes in good faith
(after  consultation with its financial advisor) could reasonably be expected to constitute a Company  Superior  Offer if (1) the Company has not violated any of the  provisions  in Section  4.8(b) in  connection  with such  Company  Takeover
Proposal,  (2) the Board determines in good faith,  after  consultation with its outside legal  counsel,  that such action with respect to such Company  Takeover
Proposal is consistent  with its  fiduciary  duties to the  stockholders  of the
Company  under  applicable  Law,  (3) the Company  receives  from such person an executed  confidentiality  agreement  with  provisions  not  substantially  more favorable to such person than those contained in the  Confidentiality  Agreement
(as  defined  below)  (but not  including  a  provision  similar to the  seventh paragraph thereof), and (4) the Company furnishes such non-public information to such person and to Purchaser at substantially  the same time (to the extent such non-public  information  has not been  previously  furnished  by the  Company to
Purchaser);  or (B) the  Company  from  complying  with  Rules  l4d-9  and 14e-2 promulgated under the Exchange Act with regard to any Company Takeover Proposal.

      (d) The Company shall notify  Purchaser as promptly as practicable (and in any event within two business days) of the receipt by the Company, or any of its representatives,  of any bona fide inquiries,  proposals or offers, requests for information or requests for discussions or negotiations  relating to any Company
Takeover  Proposal  (including  providing  the identity of the person  making or submitting  such  Company  Takeover  Proposal or  request,  and a summary of the material  terms and  conditions  thereof,  if the Company  Takeover  Proposal or request is not in writing, or a copy of the Company Takeover Proposal or request and any related draft Company Acquisition  Agreements if it is in writing).  The
Company  shall keep  Purchaser  informed on a current basis of the status of any such  discussions or negotiations  and of any  modifications  to such inquiries, proposals  or offers.  The Company  agrees that it shall not  terminate,  waive, amend or modify,  or release any person from, any provision of any standstill or confidentiality  agreement  to which it is a party and that relates to a Company
Takeover  Proposal,  and the Company shall use reasonable efforts to enforce the provisions of any such agreement.  The Company shall immediately cease and cause to be terminated any discussions or  negotiations  with any parties with respect to any Company  Takeover  Proposal and shall take reasonable steps to inform its representatives of the obligations undertaken in this Section 4.8.

      (e) Notwithstanding anything in this Agreement to the contrary,  including
Section  4.8(b),  the Board may,  at any time prior to the first  acceptance  of
Shares for payment  pursuant to the Offer  (subject to the Company's  compliance with the provisions of this Section 4.8): (i) withdraw or modify its approval or recommendation  of the Offer,  this  Agreement  or the Merger or (ii) approve or recommend a Company  Superior  Offer if, in the case of both clause (i) and (ii)
above:  (A) an unsolicited,  bona fide written offer is made to the Company (and not withdrawn) by a third party for a Company Takeover  Proposal;  (B) the Board determines in good faith, after  consultation with its financial  advisor,  that such offer constitutes a Company Superior Offer; and (C) following  consultation with  outside  legal  counsel,  the  Board  determines  in good  faith  that the withdrawal or modification of its approval or  recommendation of the Offer, this
Agreement  or  the  Merger  is  consistent  with  its  fiduciary  duties  to the stockholders of the Company under  applicable Law, but only, in the case of both

                                       33

clause (i) and (ii) above,  (x) after  providing  written notice to Purchaser (a
"NOTICE OF SUPERIOR  OFFER")  advising  Purchaser  that the Board has received a
Company  Superior  Offer,  specifying  the material terms and conditions of such
Company  Superior  Offer  (and  including  with such  notice  any draft  Company
Acquisition Agreement) and identifying the person or persons making such Company
Superior Offer, and (y) if Purchaser,  or an affiliate thereof, does not, within three (3) business days of Purchaser's  receipt of the Notice of Superior Offer, make an offer that the Board determines in good faith,  after  consultation with its financial advisor, to be at least as favorable to the Company's stockholders as the Company Superior Offer;  PROVIDED that during such three (3) business day period,  the  Company  shall,  and shall  use  reasonable  efforts  to cause its financial and legal advisors to,  negotiate in good faith with Purchaser and its affiliates (to the extent  Purchaser wishes to negotiate) to enable Purchaser or its affiliate to make such an offer.

4.9.  SEC AND STOCKHOLDER FILINGS.

      The  Company  shall send to  Purchaser  a copy of all public  reports  and materials promptly after the time it sends the same to its stockholders, the SEC or any state or foreign securities commission.

4.10. STATE TAKEOVER LAWS.

      Notwithstanding  any  other  provision  in this  Agreement,  if any  state takeover statute may become applicable to the transactions  contemplated by this
Agreement,  the Company  and the members of its Board will grant such  approvals and take such actions as are necessary so that the transactions  contemplated by this  Agreement may be  consummated  as promptly as practicable on the terms and conditions  contemplated hereby and otherwise act to eliminate the effect of any takeover statute on any of the transactions contemplated by this Agreement.

                                    ARTICLE V
                        ADDITIONAL COVENANTS OF PURCHASER

5.1.  NOTIFICATION OF CERTAIN MATTERS.

      Purchaser  shall give prompt notice to the Company if any of the following occur after the date of this Agreement: (i) there has been a material failure of
Purchaser  or Merger Sub to comply with or satisfy any  covenant,  condition  or agreement to be complied with or satisfied by it hereunder;  (ii) receipt of any notice or other  communication in writing from any third party alleging that the
Consent  of such  third  party  is or may be  required  in  connection  with the transactions  contemplated by this  Agreement,  provided that such Consent would have been required to have been  disclosed in this  Agreement;  (iii) receipt of any  material  notice or other  communication  from any  Governmental  Authority
(including,  but not limited to, the NASD) in connection  with the  transactions contemplated  by this  Agreement;  (iv) the  occurrence  of an event which would reasonably be expected to have,  individually  or in the aggregate,  a Purchaser
Material  Adverse  Effect;  or (v)  the  commencement  or,  to  the  Purchaser's knowledge,  threat of any Litigation against Purchaser, Merger Sub, any of their respective properties or assets, or any employee, agent, director or officer, in his or her capacity as such, of Purchaser or Merger Sub which, if pending on the date hereof,  would have been required to have been  disclosed in this Agreement

                                       34

or which relates to the consummation of the Offer or the Merger.  No such notice to the Company shall have any effect on the  determination of whether or not any of the  conditions  to  Closing  or to the  consummation  of the Offer have been satisfied  or  in  determining  whether  or  not  any  of  the  representations, warranties or covenants contained in this Agreement have been breached

5.2.  REASONABLE EFFORTS.

      Subject to the terms and conditions  herein provided,  Purchaser agrees to use its reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the Offer and the Merger and the other transactions contemplated by this Agreement,  including, but not limited to: (i)
obtaining all Consents  from  Governmental  Authorities  and other third parties required  for the  consummation  of the  Offer  and  the  Merger  and the  other transactions  contemplated  hereby and (ii)  consulting  and  cooperating  with, providing assistance to and furnishing  information  requested by the Company in the  preparation  and filing  with the SEC of the  Schedule  14D-9 and the Proxy
Statement, if applicable,  and all necessary amendments and supplements thereto.
Upon the terms and subject to the  conditions  hereof,  Purchaser  agrees to use reasonable  efforts to take,  or cause to be taken,  all  actions  and to do, or cause  to be done,  all  things  necessary  to  satisfy  the  conditions  to the consummation of the Offer and the Closing set forth herein.

5.3.  COMPLIANCE.

      In  consummating  the  Offer,  the  Merger  and  the  other   transactions
contemplated  hereby,  Purchaser  and  Merger Sub shall  comply in all  material respects  with the  provisions  of the Exchange Act and the  Securities  Act and shall comply in all material respects with all other applicable Laws.

5.4.  INDEMNIFICATION.

      (a)  The  Certificate  of  Incorporation   and  Bylaws  of  the  Surviving
Corporation  shall  contain   provisions  no  less  favorable  with  respect  to
indemnification  than are set  forth in the  Certificate  of  Incorporation  and
Bylaws,  respectively,  of the Company,  which  provisions shall not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would affect  adversely the rights  thereunder of individuals who, at or prior to the Effective  Time, were  directors,  officers,  employees, fiduciaries  or  agents of the  Company  or any of its  subsidiaries.  After the
Effective Time, the Surviving Corporation shall, to the fullest extent permitted under  applicable  Law,  indemnify  and hold  harmless  each  present and former director and officer of the Company and each of its subsidiaries  (collectively, the "INDEMNIFIED  PARTIES") against all costs and expenses (including reasonable attorneys' fees),  judgments,  fines, losses, claims,  damages,  liabilities and settlement amounts paid in connection with any claim, action,  suit,  proceeding or investigation  (whether arising before or after the Effective Time),  whether civil, criminal,  administrative or investigative,  arising out of or pertaining to any action or  omission,  in his or her  capacity  as an  officer,  director, employee,  fiduciary  or  agent  of the  Company  or  any  of its  subsidiaries, occurring at or before the Effective Time, to the same extent as provided in the
Certificate of Incorporation or Bylaws of the Company.  In the event of any such

                                       35

claim, action, suit, proceeding or investigation,  (i) the Surviving Corporation shall  pay  the  reasonable  fees  and  expenses  of  counsel  selected  by  the
Indemnified  Parties,  which  counsel shall be  reasonably  satisfactory  to the
Surviving Corporation, promptly after statements therefor are received (provided the applicable  Indemnified  Party provides an undertaking to repay all advanced expenses if it is finally  judicially  determined that such Indemnified Party is not  entitled  to  indemnification)  and (ii) the  Surviving  Corporation  shall cooperate  in the  defense  of any  such  matter;  provided,  however,  that the
Surviving  Corporation  shall not be liable for any settlement  effected without the Surviving  Corporation's  prior written  consent (which consent shall not be unreasonably  withheld or delayed);  and provided,  further,  that the Surviving
Corporation  shall not be obligated  pursuant to this Section  5.4(a) to pay the fees and  expenses of more than one  counsel  (selected  by a  plurality  of the applicable  Indemnified Parties) for all Indemnified Parties in any jurisdiction with respect to any single  action except to the extent that two or more of such
Indemnified  Parties  shall have  conflicting  interests  in the outcome of such
action;  and  provided,   further,  that,  in  the  event  that  any  claim  for
indemnification  is asserted or made within such six-year period,  all rights to indemnification in respect of such claim shall continue until the disposition of such claim.

      (b) The  Company  shall  purchase at or prior to the  consummation  of the
Offer, and the Surviving  Corporation shall maintain in effect, tail policies to the Company's current directors' and officers' liability  insurance,  which tail policies  (i) shall be effective  for a period of six years after the  Effective
Time with respect to claims  arising from acts or omissions  occurring  prior to the Effective  Time with respect to those  persons who are currently  covered by the  Company's  directors'  and  officers'  liability  insurance  and (ii) shall contain  terms with  respect to coverage  and amount no less  favorable,  in the aggregate,  than  those of such  policy  or  policies  as in  effect on the date hereof.  Notwithstanding  the foregoing,  if the tail policies  described  above cannot be  obtained  or can only be  obtained  by paying  aggregate  premiums in excess of 225% of the aggregate  annual amount currently paid by the Company for such coverage,  the Surviving  Corporation  shall only be required to provide as much coverage as can be obtained by paying  aggregate  premiums equal to 225% of the aggregate  annual amount  currently  paid by the Company for such  coverage, which amount is set forth on SECTION 5.4(B) of the Company Disclosure Schedule.

      (c) In the event the  Surviving  Corporation  or any of its  successors or assigns (i)  consolidates  with or merges into any other person and shall not be the  continuing  or surviving  corporation  or entity of such  consolidation  or merger,  or (ii) transfers all or substantially all of its properties and assets to any person,  then,  and in each such case,  to the extent  necessary,  proper provision  shall be made so that the  successors  and  assigns of the  Surviving
Corporation shall succeed to the obligations set forth in this Section 5.4.

      (d) The  provisions  of this  Section  5.4 (i) are  intended to be for the benefit of, and shall be  enforceable  by, each  Indemnified  Party,  his or her heirs and  representatives  and (ii) are in addition to, and not in substitution for, any other rights to  indemnification  or contribution  that any such person may have by contract or otherwise.

                                       36

5.5.  PUBLIC ANNOUNCEMENTS.

      So long as this  Agreement is in effect,  each of Purchaser and Merger Sub shall not (a) issue or cause the  publication  of any press release or any other announcement or communication  with respect to this Agreement,  the Offer or the
Merger or the other transactions  contemplated  hereby without the prior written consent  of the  Company,  or (b)  discuss  with  the  press or the  media  this
Agreement,  the Offer, the Merger or the other transactions  contemplated hereby
(and will refer any and all questions and  inquiries  concerning  the Company or its  affiliates to the Company),  except in any case under (a) or (b) where such release,  announcement,  communication  or  discussion is required by applicable
Law,  Governmental  Authority,  court process or by obligations  pursuant to any listing agreement with any national securities exchange, in which case Purchaser shall consult with the Company prior to making any such disclosure.

5.6.  EMPLOYEE MATTERS

      From and after the Effective Time,  Purchaser  shall,  and shall cause the
Surviving  Corporation  to, honor all Company  Employee Plans in accordance with their  terms as in effect  immediately  before  the  consummation  of the Offer,
provided  that  nothing  herein  shall  prohibit   Purchaser  or  the  Surviving
Corporation  from  amending or  terminating  any such Company  Employee  Plan in accordance with its terms at any time or from time to time thereafter.

                                   ARTICLE VI
                                   CONDITIONS

6.1.  CONDITIONS TO EACH PARTY'S OBLIGATIONS.

      The  respective  obligations  of each party to effect the Merger  shall be subject to the  fulfillment  or waiver at or prior to the Effective  Time of the following conditions:

      (a)  STOCKHOLDER  APPROVAL.  If  required  under  the  DGCL,  the  Company
Stockholder Approval shall have been obtained.

      (b)  NO  INJUNCTION  OR  ACTION.  No  order,  statute,  rule,  regulation, executive order, stay,  decree,  judgment or injunction shall have been enacted, entered,  promulgated or enforced by any court or other  Governmental  Authority since the date of this Agreement,  which prohibits or prevents the  consummation of the Merger and which has not been  vacated,  dismissed or withdrawn  prior to the Effective Time. The Company and Purchaser shall use their reasonable efforts to have any of the  foregoing  vacated,  dismissed or withdrawn by the Effective
Time.

      (c) PURCHASE OF SHARES. Purchaser or Merger Sub or any affiliate of either of them shall have  purchased  Shares  pursuant to the Offer that  together with shares  otherwise  owned by Purchaser and its affiliates  represent at least the
Minimum Condition.

      (d) EXPIRATION OF OFFERING.  Any "subsequent  offering  period" shall have expired.

                                       37

6.2.  CONDITION TO OBLIGATIONS OF PURCHASER.

      The  obligations of Purchaser and Merger Sub to effect the Merger shall be subject to the  fulfillment  at or prior to the Effective  Time of the following additional condition, which may be waived by Purchaser:

      (a)  CONSENTS.  All material  Consents  required in  connection  with this
Agreement or the transactions  contemplated  hereby shall have been obtained and shall be in full force and effect.

6.3.  FRUSTRATION OF CONDITIONS.

      Neither Purchaser nor the Company may rely on the failure of any condition set forth in this  Article VI to be satisfied if such failure was caused by such party's  failure to comply with or perform any of its  covenants or  obligations set forth in this Agreement.

                                   ARTICLE VII
                           TERMINATION AND ABANDONMENT

7.1.  TERMINATION.

      This Agreement may be terminated  and the Offer,  the Merger and the other transactions  contemplated hereby may be abandoned at any time prior to the time of the first  acceptance  of Shares for payment  pursuant  to the Offer  ("FIRST
ACCEPTANCE  TIME") by action taken or authorized  by the Board of Directors,  or other governing body or entity, of the terminating party or parties,  as follows
(the date of any such termination, the "TERMINATION Date"):

      (a) by mutual written consent of Purchaser and the Company;

      (b) by either Purchaser or the Company, if the First Acceptance Time shall not have occurred on or before May 15, 2007; PROVIDED,  HOWEVER,  that the right to terminate this Agreement  under this Section 7.1(b) shall not be available to any party whose failure to fulfill any obligation  under this Agreement has been the cause of, or resulted in, the failure of the First  Acceptance Time to occur on or before such date;

      (c) by either  Purchaser or the  Company,  if any  Governmental  Authority
shall have enacted, issued, promulgated, enforced or entered any legally binding
injunction,   order,  decree  or  ruling  (whether  temporary,   preliminary  or
permanent)  or taken any other  action  (including  the failure to have taken an action) which has become final and  non-appealable  and has the effect of making consummation  of the Offer or the Merger  illegal  or  otherwise  preventing  or prohibiting consummation of the Offer or the Merger;

      (d) by  Purchaser,  if neither  Purchaser  nor  Merger Sub is in  material breach  of  any of its  representations,  warranties  or  covenants  under  this
Agreement,  and if (i) any of the  representations  or warranties of the Company herein  become  untrue  or  inaccurate  such  that the  condition  set  forth in paragraph (f) of Annex A would not be satisfied, (ii) there has been a breach on the part of the Company of any of its covenants or  agreements  herein such that the condition set forth in paragraph (g) of Annex A would not be satisfied,  and such  breach (if  curable)  has not been  cured  within  twenty  (20) days after written  notice to the Company or (iii) the Company has breached in any material respect any of the provisions of Section 4.8(b), (c), (d) or (e);

                                       38

      (e) by the Company, if the Company is not in material breach of any of its representations, warranties or covenants under this Agreement, and if (i) any of the  representations  or  warranties  of Purchaser  or Merger Sub herein  become untrue or  inaccurate,  except  where the  failure of such  representations  and warranties to be so true and correct (without giving effect to any limitation as to  "materiality"  or "Material  Adverse Effect" set forth therein) would not be reasonably  expected  to have,  individually  or in the  aggregate,  a Purchaser
Material  Adverse  Effect on the date of this Agreement and as of the expiration of the Offer, as if made at and as of such date (except to the extent  expressly made as of an earlier  date,  in which  case as of such  date),  or (ii)  either
Purchaser or Merger Sub shall have failed to perform in any material respect its obligations  or to  comply  in any  material  respect  with  its  agreements  or covenants to be performed or complied with by it under this Agreement,  and such breach (if  curable) has not been cured  within  twenty (20) days after  written notice to Purchaser;

      (f) by Purchaser,  if the Board shall have (i) withdrawn or modified, in a manner adverse to Purchaser,  Merger Sub or any of their respective  affiliates, its approval or  recommendation  of the Offer,  this  Agreement or the Merger or
(ii) recommended or approved,  or proposed publicly to recommend or approve, any
Company Takeover Proposal or any Company  Acquisition  Agreement relating to any
Company Takeover Proposal or (iii) resolved to do any of the foregoing; or

      (g) by the  Company,  if the Board shall have  withdrawn  or modified in a manner adverse to Purchaser,  Merger Sub or any of their  respective  affiliates its approval or  recommendation  of the Offer,  this  Agreement or the Merger in compliance with Section 4.8(e) of this Agreement;  PROVIDED,  however,  that any such purported  termination pursuant to this Section 7.1(g) shall be void and of no force or effect unless the Company concurrently with such termination pays to
Purchaser the Company Termination Fee and the Termination Expenses in accordance with Section 7.3.

7.2.  EFFECT OF TERMINATION.

      In the event of the termination of this Agreement pursuant to Section 7.1, this  Agreement  shall  forthwith  become void,  and there shall be no liability under this Agreement on the part of any party hereto (except that the provisions
of  this  Section  7.2,   Section  7.3  (Fees  and  Expenses)  and  Section  8.1
(Confidentiality) shall survive any such termination);  PROVIDED,  HOWEVER, that nothing  herein shall relieve any party from  liability for any breach of any of its  representations,  warranties,  covenants  or  agreements  set forth in this
Agreement prior to such termination.

7.3.  FEES AND EXPENSES.

      (a)  Except as  otherwise  set forth in this  Section  7.3,  all  Expenses incurred in connection  with this  Agreement and the  transactions  contemplated hereby shall be paid by the party  incurring such  expenses,  whether or not the
Offer,  the Merger or any other related  transaction is consummated.  As used in this Agreement, "EXPENSES" shall include all documented reasonable out-of-pocket

                                       39

expenses  (including all fees and expenses of counsel,  accountants,  investment bankers,  financing  sources,  experts and consultants to a party hereto and its affiliates)  incurred  by a party or any of its  affiliates  or on its or any of their behalf in connection  with or related to the  authorization,  preparation, negotiation,  execution  or  performance  of this  Agreement,  the  preparation, printing,  filing or  mailing  of the  Schedule  TO,  the Offer  Documents,  the
Schedule 14D-9 or the Proxy  Statement,  if any, the solicitation of stockholder approvals and all other matters related to the  consummation  of the Offer,  the
Merger and the other transactions contemplated hereby. Purchaser and the Company shall each pay one-half of the filing fee in  connection  with any filings under the HSR Act.

      (b) The Company agrees that if this Agreement shall be terminated:

            (i) by Purchaser or the Company pursuant to Section 7.1(b) if (A) at any time prior to such termination a Company Takeover Proposal has been publicly announced or has been made or submitted to the Company and (B) concurrently with such  termination  or within twelve (12) months after the  Termination  Date the
Company or any of its  subsidiaries  enters  into a  definitive  agreement  with respect to, or  consummates,  any Company  Takeover  Proposal,  then the Company shall pay Purchaser the Company Termination Fee and the Termination Expenses, as
such terms are defined below;

            (ii) by Purchaser  pursuant to Section 7.1(d),  then (A) the Company shall pay Purchaser the Termination  Expenses and (B) if, concurrently with such termination or within twelve (12) months after the Termination  Date the Company or any of its subsidiaries  enters into a definitive  agreement with respect to, or consummates,  any Company Takeover Proposal,  then the Company shall also pay
Purchaser the Company Termination Fee;

            (iii) by  Purchaser  pursuant  to Section  7.1(f),  then the Company shall pay Purchaser the Company Termination Fee and the Termination Expenses; or

            (iv) by the  Company  pursuant to Section  7.1(g),  then the Company shall pay Purchaser the Company  Termination  Fee and the  Termination  Expenses
(which  Company   Termination  Fee  and  Termination   Expenses  shall  be  paid
concurrently with such termination).

      (c) The Company Termination Fee shall be paid to Purchaser or its designee by the Company in immediately  available  funds (i)  concurrently  with and as a condition to the effectiveness of a termination of this Agreement by the Company pursuant to Section  7.1(g) and (ii)  otherwise,  within two business days after the date of the event giving rise to the  obligation to make such  payment.  The
Termination  Expenses  shall be paid to Purchaser or its designee by the Company in immediately  available funds (i) concurrently  with and as a condition to the effectiveness  of a  termination  of this  Agreement by the Company  pursuant to
Section 7.1(g) and (ii) otherwise, within two business days after receipt by the
Company of reasonable documentation with respect to such Termination Expenses.

      (d) For purposes of this Agreement, (i) "COMPANY TERMINATION FEE" means an amount equal to $3,500,000 and (ii) "TERMINATION  EXPENSES" means an amount, not to exceed $1,000,000,  equal to the reasonably documented Expenses of Purchaser,
Merger Sub and their respective affiliates.  For purposes of this Section 7.3, a
"Company  Takeover  Proposal"  shall have the meaning set forth in Section  4.8,

                                       40

except that references to "10%" in such  definition  shall be replaced by "50%";
provided,  however, that,  notwithstanding anything to the contrary contained in the  foregoing,  the sale, in whatever  form (whether by merger,  consolidation, stock or asset sale,  joint venture or otherwise),  of all or a material part of any segment of the Company  shall be deemed to  constitute  a "Company  Takeover
Proposal" for purposes of this Section 7.3.

      (e) Each of the Company and  Purchaser  acknowledges  that the  agreements contained  in  this  Section  7.3  are an  integral  part  of  the  transactions contemplated by this Agreement.  In the event that the Company shall fail to pay the Company  Termination Fee or any  Termination  Expenses when due, the Company shall  reimburse  Purchaser,  in addition to the  Termination  Expenses  and not subject  to any cap or limit  thereon,  for all  reasonable  costs and  expenses actually  incurred  or  accrued  by  Purchaser  (including  reasonable  fees and expenses of counsel) in connection with the collection  under and enforcement of this Section 7.3. Notwithstanding anything to the contrary in this Agreement, if this Agreement is terminated under any of the circumstances set forth in Section
7.3(b) as a result of which  Purchaser  is  entitled  to receive  payment of the
Company  Termination  Fee  and/or  Termination  Expenses,  Purchaser's  right to receive  payment of the  Company  Termination  Fee and/or  Termination  Expenses
pursuant to this  Section 7.3 shall be the  exclusive  remedy of  Purchaser  and
Merger Sub for the loss  suffered  as a result of any such  termination  of this
Agreement,  and upon payment of the Company  Termination Fee and/or  Termination
Expenses in accordance  with this Section 7.3, the Company shall have no further liability or  obligation  relating to or arising out of this  Agreement  (except with respect to the second  sentence of this Section  7.3(e) and with respect to
Section 8.1) if this Agreement is terminated under any of the  circumstances set forth in Section 7.3(b).

                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1.  CONFIDENTIALITY.

      Unless (i) otherwise  expressly provided in this Agreement,  (ii) required by  applicable  Law or  Governmental  Authority,  (iii)  necessary to secure any required  Consent as to which the other party has been advised or (iv) consented to in writing by Purchaser or the Company,  as  applicable,  any  information or documents furnished in connection  herewith shall be kept strictly  confidential by the Company, Purchaser, Merger Sub and their respective officers,  directors, employees,  agents and representatives.  Prior to any disclosure pursuant to the preceding  sentence,  the party intending to make such disclosure  shall use its reasonable  efforts to consult  with the other  party  regarding  the nature and extent of the disclosure. Nothing contained herein shall preclude disclosures to the  extent  necessary  to comply  with  accounting,  SEC and  other  disclosure obligations imposed by applicable Law. To the extent required by such disclosure obligations, Purchaser or the Company, after a party uses its reasonable efforts to  consult  with the  other  party,  may file with the SEC a Report on Form 8-K pursuant to the  Exchange  Act with  respect to the Offer and the Merger,  which report may  include,  among other  things,  financial  statements  and pro forma financial information with respect to the other party. Purchaser and the Company shall cooperate with the other and provide such information and documents as may be required in connection  with any filings with the SEC. In the event the Offer or the  Merger is not  consummated,  each  party  shall  return to the other any documents  furnished  by the other and all copies  thereof  any of them may have made and will hold in absolute  confidence  any  information  obtained  from the

                                       41

other party  except to the extent (i) such party is  required  to disclose  such information by applicable Law or such disclosure is necessary in connection with the pursuit or defense of a claim, (ii) such information was known by such party prior to such  disclosure or was thereafter  developed or obtained by such party independent  of such  disclosure  or (iii) such  information  becomes  generally available to the public  other than by breach of this Section 8.1.  Prior to any disclosure  of  information  pursuant  to the  exception  in  clause  (i) of the preceding sentence, the party intending to disclose the same shall so notify the party  which  provided  the same in order that such party may seek a  protective order or other appropriate remedy should it choose to do so.

8.2.  AMENDMENT AND MODIFICATION.

      This Agreement may be amended,  modified or supplemented only by a written agreement among the Company, Purchaser and Merger Sub.

8.3.  WAIVER OF COMPLIANCE; CONSENTS.

      Any failure of the Company,  on the one hand,  or Purchaser or Merger Sub, on the other  hand,  to  comply  with any  obligation,  covenant,  agreement  or condition herein may be waived by Purchaser, on the one hand, or the Company, on the other hand, only by a written  instrument  signed by the party granting such waiver,  but such waiver or failure to insist upon strict  compliance  with such obligation,  covenant,  agreement or condition shall not operate as a waiver of, or estoppel  with respect to, any  subsequent  or other  failure.  Whenever this
Agreement requires or permits consent by or on behalf of any party hereto,  such consent shall be given in writing in a manner  consistent with the  requirements for a waiver of compliance as set forth in this Section 8.3.

8.4.  SURVIVAL.

      The respective representations and warranties of the Company and Purchaser contained herein or in any certificates or other documents delivered prior to or at the Closing  shall  survive the  execution  and  delivery of this  Agreement, notwithstanding  any  investigation  made or  information  obtained by the other party, but shall terminate at the Effective Time.

8.5.  NOTICES.

      All notices  and other  communications  hereunder  shall be in writing and shall be deemed to have been duly given when delivered in person,  by facsimile, receipt confirmed, or on the next business day when sent by overnight courier or on the second succeeding  business day when sent by registered or certified mail
(postage  prepaid,  return receipt  requested) to the respective  parties at the following  addresses (or at such other address for a party as shall be specified by like notice):

      (i) if to the Company, to:

            Bairnco Corporation
            300 Primera Blvd.
            Lake Mary, FL 32746
            Attention: CEO
            Facsimile: 407-875-3398

                                       42

with a copy to (but which shall not constitute notice to the Company):

            Debevoise & Plimpton LLP
            919 Third Avenue
            New York, New York  10022
            Attention: Andrew L. Bab, Esq.
            Facsimile: (212) 521-7323

            (ii) if to Purchaser or Merger Sub, to:

            Steel Partners II, L.P.
            590 Madison Avenue, 32nd Floor
            New York, New York 10022
            Attention: Warren G. Lichtenstein
            Facsimile: 212-520-2321

with a copy to (but which shall not constitute notice to Purchaser or Merger
Sub)

            Olshan Grundman Frome Rosenzweig & Wolosky LLP
            Park Avenue Tower
            65 East 55th Street
            New York, New York  10022
            Attention: Steven Wolosky, Esq.
            Facsimile: (212) 451-2222

8.6.  BINDING EFFECT; ASSIGNMENT.

      This Agreement and all of the provisions  hereof shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and permitted  assigns.  Neither this Agreement nor any of the rights,  interests or obligations  hereunder  shall be assigned by any of the parties  hereto prior to the  Effective  Time,  without the prior  written  consent of the other  parties hereto; provided, however, that Purchaser may assign any or all of its rights or delegate any or all of its  obligations  hereunder,  and may  transfer,  sell or otherwise  dispose of all or any part of its  interest  in Merger Sub, to any of its affiliates without such prior written consent.

8.7.  GOVERNING LAW.

      This Agreement shall be deemed to be made in, and in all respects shall be interpreted,  construed and governed by and in accordance with the internal laws of, the State of Delaware,  without  regard to the  conflicts of law  principles thereof.

                                       43

8.8.  COUNTERPARTS.

      This Agreement may be executed in two or more counterparts,  each of which together shall be deemed an original, but all of which together shall constitute one and the same  instrument.  In the event that any  signature  is delivered by facsimile  transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

8.9.  INTERPRETATION.

      The article and section  headings  contained in this  Agreement are solely for the purpose of  reference,  are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.  As used in this  Agreement,  (i) the  term  "PERSON"  shall  mean  and  include  an individual, a partnership,  a joint venture, a corporation,  a limited liability company, a trust, an association, an unincorporated organization, a Governmental
Authority and any other entity, (ii) unless otherwise specified herein, the term
"AFFILIATE,"  with  respect to any  person,  shall mean and  include  any person controlling,  controlled by or under common control with such person,  (iii) the term  "SUBSIDIARY" of any specified person shall mean any corporation a majority of the  outstanding  voting power of which, or any  partnership,  joint venture, limited  liability  company  or other  entity a  majority  of the  total  equity interest of which,  is directly or indirectly  owned by such  specified  person,
(iv) the term "KNOWLEDGE," when used with respect to the Company, shall mean the
knowledge  of  the  executive   officers  of  the  Company   (after   reasonable
investigation)  and,  when  used  with  respect  to  Purchaser,  shall  mean the
knowledge   of  the   executive   officers  of   Purchaser   (after   reasonable
investigation),  and (v) the term  "INCLUDING"  shall mean  "including,  without limitation."  The  parties  have  participated  jointly in the  negotiation  and drafting of this Agreement.  Consequently, in the event an ambiguity or question of intent or  interpretation  arises,  this  Agreement  shall be construed as if drafted  jointly by the parties  hereto,  and no  presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

8.10. ENTIRE AGREEMENT.

      This  Agreement  and the  documents  or  instruments  referred  to herein, including, but not limited to, the Exhibit(s) attached hereto and the Disclosure
Schedules  referred to herein,  which  Exhibit(s) and  Disclosure  Schedules are incorporated  herein by  reference,  any other  written  agreement  entered into contemporaneously  herewith,  including the Tender and Support Agreement and the
Rights Amendment, and the confidentiality  agreement, dated October 31, 2006, as amended,  between Purchaser and the Company (the  "CONFIDENTIALITY  AGREEMENT"),
embody the entire  agreement and  understanding of the parties hereto in respect of the subject matter contained  herein.  There are no  restrictions,  promises,
representations,   warranties,  covenants  or  undertakings,  other  than  those expressly  set forth or  referred  to  herein.  This  Agreement  and such  other agreements  supersede  all prior  agreements  and the  understandings  among the parties with respect to such subject matter.

                                       44

8.11. SEVERABILITY.

      In case any provision in this Agreement shall be held invalid,  illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the  jurisdiction  involved,  only to the extent necessary to render the same valid, legal and enforceable,  and the validity,  legality and enforceability of the  remaining  provisions  hereof  shall not in any way be affected or impaired thereby nor shall the validity,  legality or enforceability of such provision be affected thereby in any other jurisdiction.

8.12. SPECIFIC PERFORMANCE.

      The parties hereto agree that irreparable  damage would occur in the event that any of the  provisions of this  Agreement  were not performed in accordance with their specific terms or were otherwise breached.  Accordingly,  the parties further agree that each party shall be entitled to an injunction or  restraining order to prevent  breaches  or  threatened  breaches  of this  Agreement  and to enforce  specifically the terms and provisions hereof in any court of the United
States or any state having jurisdiction,  without the need to post bond or other security,  this  being in  addition  to any other  right or remedy to which such party may be entitled under this Agreement, at law or in equity.

8.13. ATTORNEYS' FEES.

      If any legal action or any  arbitration is brought for the  enforcement of this Agreement or because of an alleged dispute, controversy,  breach or default in connection  with this  Agreement,  the prevailing  party shall be entitled to recover  reasonable  attorneys' fees and all other reasonable costs and expenses incurred in that action or proceeding,  in addition to any other relief to which it may be entitled.

8.14. THIRD PARTIES.

      Nothing  contained  in this  Agreement  or in any  instrument  or document executed by any party in connection with the  transactions  contemplated  hereby shall  create any rights in, or be deemed to have been  executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party, except for Indemnified Parties pursuant to, as provided by and in accordance with the provisions of Section 5.4 hereof.

                              [SIGNATURE PAGE FOLLOWS]

                                       45

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of  Merger  to be signed  and  delivered  by their  respective  duly  authorized officers as of the date first above written.

                                        STEEL PARTNERS II, L.P.

                                        By: Steel Partners, L.L.C.,
                                            its general partner

                                        By: /s/ Warren G. Lichtenstein
                                            ------------------------------------
                                            Name:  Warren G. Lichtenstein
                                            Title: Managing Member

                                        BZ ACQUISITION CORP.

                                        By: /s/ Warren G. Lichtenstein
                                            ------------------------------------
                                            Name:  Warren G. Lichtenstein
                                            Title: President

                                        BAIRNCO CORPORATION

                                        By: /s/ Kenneth L. Bayne
                                            ------------------------------------
                                            Name:  Kenneth L. Bayne
                                            Title: Vice President and Chief
                                                   Financial Officer

                [SIGNATURE PAGE TO AGREEMENT AND PLAN OF MERGER]

                                       46

                                     ANNEX A
                             Conditions to the Offer

      The  capitalized  terms used but not defined in this Annex A and which are defined in the  attached  Agreement  and Plan of Merger  shall have the meanings ascribed to such terms in such  attached  agreement.  Notwithstanding  any other provision  of the Offer,  Merger Sub shall not be required to accept for payment or, subject to any applicable  rules and regulations of the SEC,  including Rule
14e-1(c) promulgated under the Exchange Act (relating to Merger Sub's obligation to pay for or return tendered Shares promptly after termination or withdrawal of the Offer), pay for any Shares tendered pursuant to the Offer if (i) the Minimum
Condition shall not have been satisfied at any scheduled  expiration date of the
Offer or (ii)  immediately  prior to the  expiration  of the  Offer,  any of the following conditions shall exist:

      (a) there shall have been entered,  enforced,  instituted or issued by any
Governmental   Authority  any  legally  binding   judgment,   order,   temporary
restraining  order,  temporary  or  permanent  injunction,  ruling,  proceeding, action, suit, charge or decree which: (i) makes illegal, prevents,  restrains or prohibits  the making of the Offer,  the  acceptance  for payment of, or payment for, any Shares by Purchaser, Merger Sub or any other affiliate of Purchaser, or the consummation of the Merger or any of the other transactions  contemplated by the  Agreement;  (ii)  prohibits  or limits the  ownership  or  operation by the
Company,  Purchaser or any of their respective subsidiaries or affiliates of all or a material portion of the business or assets of the Company, Purchaser or any of their respective subsidiaries or affiliates; (iii) imposes limitations on the ability of Purchaser, Merger Sub or any other affiliate of Purchaser to exercise full rights of ownership of any Shares, including, without limitation, the right to vote any Shares  acquired  pursuant to the Offer or  otherwise on all matters presented to the Company's  stockholders,  including,  without  limitation,  the approval and adoption of the Agreement and the Merger;  (iv) would reasonably be expected to require divestiture by Purchaser,  Merger Sub or any other affiliate of Purchaser of any Shares;  or (v)  otherwise  would  reasonably be expected to have,  individually or in the aggregate,  a Company Material Adverse Effect or a
Purchaser Material Adverse Effect;

      (b) there shall have been any Law enacted, enforced, promulgated or issued
by  any  Governmental   Authority,  or  deemed  by  any  Governmental  Authority
applicable  to (i)  Purchaser,  the Company or any  subsidiary  or  affiliate of
Purchaser or the Company or (ii) any transaction  contemplated by the Agreement, which is  reasonably  likely to result,  directly or  indirectly,  in any of the consequences referred to in clauses (i) through (v) of paragraph (a) above;

      (c)  there  shall  have  occurred  any  changes,  conditions,   events  or
developments that would have, or be reasonably  likely to have,  individually or in the aggregate, a Company Material Adverse Effect;

      (d) there shall have occurred (i) any general suspension of, or limitation on prices for, trading in securities on the New York Stock Exchange,  other than a shortening of trading hours or any coordinated  trading halt triggered  solely as a result of a  specified  increase  or  decrease  in a market  index,  (ii) a declaration of a banking  moratorium or any suspension of payments in respect of banks in the United States,  or (iii) any limitation  (whether or not mandatory)
on the extension of credit by banks or other lending  institutions in the United
States or a disruption of or material  adverse change in either the  syndication market for credit facilities or the financial, banking or capital markets;

                                      A-1

      (e) the Board shall have (A) withdrawn or modified, in a manner adverse to
Purchaser,  Merger Sub or any of their  respective  affiliates,  its approval or recommendation  of the Offer,  the  Agreement  or the  Merger,  (B)  approved or recommended,  or proposed publicly to approve or recommend, any Company Takeover
Proposal or any Company  Acquisition  Agreement relating to any Company Takeover
Proposal or (C) resolved to do any of the foregoing;

      (f) the representations and warranties of the Company (i) set forth in the
Agreement (other than Section 2.2(a) and 2.3) shall not be true and correct, and the failure of such  representations  and  warranties  to be so true and correct
(without  giving  effect to any  limitation  as to  "materiality"  or  "Material
Adverse  Effect"  set  forth  therein)  would be  reasonably  expected  to have, individually or in the aggregate, a Company Material Adverse Effect and (ii) set forth in Sections 2.2(a) and 2.3 shall not be true and correct,  in each case on the date of this Agreement and as of the expiration of the Offer,  as if made at and as of such date (except to the extent  expressly made as of an earlier date, in which  case as of such  date) (it being  understood  that,  for  purposes  of determining the accuracy of such  representations and warranties,  any update of or  modification  to the Company  Disclosure  Schedule made or purported to have been made after the date of the Agreement shall be disregarded);

      (g) the Company  shall have failed to perform in any material  respect its obligations  or to  comply  in any  material  respect  with  its  agreements  or covenants to be performed or complied with by it under the Agreement;

      (h) the Agreement shall have been terminated in accordance with its terms;

      (i) there shall have been instituted or pending any stockholder derivative litigation or stockholder  class action litigation  against the Company,  any of its  subsidiaries or its executive  officers or directors,  which,  after taking into account any then existing  director and officer insurance  coverage,  would reasonably  be expected to have,  individually  or in the  aggregate,  a Company
Material Adverse Effect;

      (j) the  applicable  waiting  period,  if any, under the HSR Act shall not have expired or been terminated;

      (k) all material Consents required in connection with the Agreement or the transactions  contemplated  thereby (other than any Consent  related to the Loan and Security Agreement listed in SECTION 2.5 of the Company Disclosure Schedule)
shall not have been  obtained or shall not be in full force and effect,  and the failure  to so  obtain or have in  effect  such  Consents  could  reasonably  be expected to have, in the aggregate, a Company Material Adverse Effect; or

      (l) the  Company  shall not have filed  with the SEC its Annual  Report on
Form 10-K for the fiscal year ended December 31, 2006.

                                       A-2

      The foregoing  conditions are for the sole benefit of Purchaser and Merger
Sub  and  may  be  asserted  by  Purchaser  or  Merger  Sub  regardless  of  the circumstances giving rise to any such condition or may be waived by Purchaser or
Merger  Sub in  whole  or in part at any  time  and  from  time to time in their reasonable  discretion.  The failure by  Purchaser  or Merger Sub at any time to exercise  any of the  foregoing  rights shall not be deemed a waiver of any such right;  the waiver of any such right with respect to particular  facts and other circumstances  shall not be deemed a waiver with  respect to any other facts and circumstances;  and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

                                      A-3